UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No. )
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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
GRAIL ADVISORS ETF TRUST

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GRAIL ADVISORS ETF TRUST
Grail American Beacon Large Cap Value ETF
RP Growth ETF
RP Focused Large Cap Growth ETF
Grail McDonnell Intermediate Municipal Bond ETF
Grail McDonnell Core Taxable Bond ETF
April [  ], 2011

Dear Shareholder:

I am writing you on important matters relating to your investment in the Grail American Beacon Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF, and Grail McDonnell Core Taxable Bond ETF (each, an “ETF”), which are series of Grail Advisors ETF Trust (the “Trust”). On April 14, 2011, the members of Grail Advisors, LLC (“Grail”), the investment adviser to the ETFs, entered into an agreement to sell all of the equity interests in Grail to Columbia Management Investment Advisers, LLC (“Columbia”), a subsidiary of Ameriprise Financial, Inc. (“Ameriprise”). At the closing of the transaction contemplated by that agreement (the “Transaction”), Columbia will obtain control of Grail, resulting in the automatic termination of the ETFs’ advisory agreements with Grail, and the automatic termination of the subadvisory agreements between Grail and the different sub-advisers who currently provide day-to-day investment advisory services to the ETFs. Accordingly, in anticipation of that event, you are being asked to consider a new Investment Management Services Agreement for each ETF with Columbia.

Columbia is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the “Columbia Family of Funds”) and is a wholly-owned subsidiary of Ameriprise. In addition to managing investments for the Columbia Family of Funds, Columbia manages investments for itself and its affiliates. For institutional clients, Columbia and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. As of April 15, 2011, Columbia managed approximately 128 funds, including closed-end registered investment companies and open-end registered investment companies.

Columbia, with your approval, would replace both Grail and the current sub-advisers at the closing of the Transaction, and would directly provide management and investment advisory services to the ETFs. The ETFs’ investment objective(s) and principal investment strategies, however, are not expected to change. While Columbia has agreed to waive fees or reimburse expenses, as necessary, in order to maintain, through March 1, 2012, each ETF’s net expense ratios at the same level currently applicable to the ETFs, the new Investment Management Services Agreement would provide for an increase in advisory fees for the ETFs, as described in the enclosed Joint Proxy Statement. The new Investment Management Services Agreement is consistent with the form of investment management services agreement entered into by almost all of the funds in the Columbia Family of Funds, and is intended, in part, to provide shareholders with the potential to realize the full range of benefits resulting from a much larger fund group.

In addition to approving the new Investment Management Services Agreement, you are being asked to elect nine new Trustees for the Trust. Information about the proposed Trustees appears in the enclosed Joint Proxy Statement. If elected, the nominees will take office at the closing of the Transaction. In addition, shareholders of certain ETFs will be asked to approve a “manager of managers” structure, and shareholders of certain ETFs will be asked to approve Rule 12b-1 distribution and service plans, although no 12b-1 fees would be paid under these plans unless and until the Trustees approve the payment of fees under these plans. Finally, shareholders of each of the ETFs will be asked to approve changes to their fundamental investment limitation on concentration in order to align the limitation with those of other funds in the Columbia Family of Funds. The proposed new Investment Management Services Agreement and the election of new Trustees are contingent on the completion of the Transaction; the other proposals are not contingent on the completion of the Transaction.

A Special Meeting of Shareholders of the ETFs (“Special Meeting”) has been called for May 20, 2011 to consider the matters discussed in the enclosed Joint Proxy Statement, as described in the Notice of Special Meeting of Shareholders. If you are a shareholder of record of an ETF on April 25, 2011, you are entitled to notice of and to vote at the Special Meeting and any adjournment of the meeting, even if you no longer hold shares of the ETF after the record date for the Special Meeting.

I encourage you to vote, as your vote is very important regardless of the number of shares you own. You can authorize proxies to cast your votes at the special meeting by mail, by telephone, or via the Internet, or you may vote in person at the special meeting.

The Board of Trustees of the Trust unanimously recommends you vote in favor of each of the proposals, and for the nominated Trustees, at the Special Meeting.

I appreciate your participation and prompt response to these matters and thank you for your support. If you have any questions about these matters or the enclosed materials, please call our solicitation firm at (866) 963-6128.

Sincerely,

William M. Thomas
President
Grail Advisors ETF Trust

FREQUENTLY ASKED QUESTIONS

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is very important.

Why have I received this joint proxy statement?

You are receiving the Joint Proxy Statement and proxy card because you own shares of one or more of the ETFs and have the right to vote on these important proposals concerning your investment. Shareholders of the following ETFs, referred to below as an “ETF” or the “ETFs,” are receiving the Joint Proxy Statement: Grail American Beacon Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF. The ETFs are series of Grail Advisors ETF Trust (the “Trust”). A Special Meeting of Shareholders of the ETFs (“Special Meeting”) has been called for May 20, 2011 to consider the matters discussed in the Joint Proxy Statement, as described in the Notice of Special Meeting of Shareholders.

What is happening?

On April 14, 2011, the members of Grail Advisors, LLC (“Grail”), the investment adviser to the ETFs, entered into an agreement to sell all of the equity interests in Grail to Columbia Management Investment Advisers, LLC (“Columbia”), a subsidiary of Ameriprise Financial, Inc. (“Ameriprise”). At the closing of the transaction contemplated by that agreement (the “Transaction”), Columbia will obtain control of Grail, resulting in the automatic termination of the ETFs’ advisory agreements with Grail, and the automatic termination of the subadvisory agreements between Grail and the different sub-advisers who currently provide day-to-day investment advisory services to the ETFs. Accordingly, in anticipation of that event, you are being asked to consider a new Investment Management Services Agreement (“New Management Agreement”) between the Trust, on behalf of each ETF, and Columbia, an investment adviser registered with the Securities and Exchange Commission. Columbia, with your approval, would replace both Grail and the current sub-advisers at the closing of the Transaction, and would directly provide management and investment advisory services to the ETFs.

The closing of the Transaction is currently conditioned on, among other things, the approval by shareholders of the New Management Agreement with Columbia. While shareholders are being asked to approve the New Management Agreement, they are not being asked to approve the Transaction between the members of Grail and Columbia. If the New Management Agreement is approved at the Special Meeting, Grail and Columbia anticipate that the Transaction will be completed shortly afterwards, in May 2011. Even if shareholders of an ETF do not approve the New Management Agreement for their ETF, the Transaction could still close, resulting in the termination of the current advisory arrangements with Grail and the sub-advisers for that ETF. Under these circumstances, an ETF that has not approved the New Management Agreement may be liquidated.

What am I being asked to vote on?

Shareholders of each ETF are being asked to approve the New Management Agreement with Columbia. Because the closing of the Transaction between the members of Grail and Columbia would result in a change of control of Grail, under the Investment Company Act of 1940, as amended (the “1940 Act”) it would automatically terminate the existing management agreements between Grail and the ETFs. Thus, the New Management Agreement is being proposed. More information about the New Management Agreement appears in the Joint Proxy Statement and below. A form of the New Management Agreement is attached as Appendix B to the Joint Proxy Statement.

In addition to voting on the New Management Agreement, shareholders of each ETF will be asked to consider nine new Trustees for the Trust, of which the ETFs are series. Information about the proposed nominees, who, if elected, would replace the Trust’s existing Trustees, appears in the Joint Proxy Statement. If the nominees are elected and the Transaction closes, the current Trustees of the Trust are expected to resign.

Shareholders of certain ETFs will also be asked to approve a “manager of managers” structure for their ETF, and shareholders of certain ETFs will be asked to approve Rule 12b-1 distribution and service plans adopted pursuant to Rule 12b-1 under the 1940 Act, although no 12b-1 fees would be payable under these plans unless and until the Trustees approve the payment of fees under these plans. Finally, shareholders of each of the ETFs will be asked to approve changes to their fundamental investment limitation on concentration, as described in the Joint Proxy Statement.

The Joint Proxy Statement contains more information about each of these proposals. If approved, the New Management Agreement for each ETF is expected to take effect shortly after shareholder approval, subject to the closing of the Transaction between the members of Grail and Columbia.

Why am I being asked to vote on the New Management Agreement?

Under the 1940 Act, shareholders generally are required to approve investment advisory agreements before they take effect. The Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust or an adviser to the Trust, as defined by the 1940 Act (the “Independent Trustees”), has unanimously approved, and determined to submit to the ETFs’ shareholders for consideration and approval, the New Management Agreement for each ETF, as discussed further below.

How will the Transaction and the New Management Agreement affect me?

Under the New Management Agreement, Columbia would replace Grail and your ETF’s current sub-adviser, and would assume direct responsibility for selecting investments for your ETF. Your ETF’s investment objective(s) and principal investment strategies will not change in connection with the transition of management services. However, with a new investment manager, there would be expected to be changes to your ETF’s portfolio holdings, and Columbia will select investments in accordance with its investment processes, which may differ from those of the current sub-advisers. In addition, the ETFs will be managed by new portfolio managers, who will be supervised by Columbia. Information about the contemplated portfolio managers for the ETFs appears in the Joint Proxy Statement and Appendix F to the Joint Proxy Statement.

Under the New Management Agreement, investment management fees payable to Columbia will increase, as indicated in the table below:

	Current	Proposed
	Management	Management
ETF	Fee	Fee*

Grail American Beacon Large Cap Value ETF	0.50%	0.77%
RP Growth ETF	0.65%	0.77%
RP Focused Large Cap Growth ETF	0.65%	0.77%
Grail McDonnell Intermediate Municipal Bond ETF	0.30%	0.48%
Grail McDonnell Core Taxable Bond ETF	0.30%	0.50%

*	Proposed management fees are subject to breakpoints, so as assets increase, the management fee rate will decrease. The rate shown would be the rate at current asset levels for the ETFs. There can be no assurance that assets will increase.

The fees described above and in the Joint Proxy Statement would seek to align the ETFs’ fees with the pricing structure and philosophy adopted by the funds in the Columbia Family of Funds (described below), which were designed to enhance consistency and uniformity across the fund complex which, if the New Management Agreement is approved, would include the ETFs. These proposals are intended, in part, to provide shareholders of the ETFs with the potential to realize the full range of benefits resulting from a much larger fund group.

Notwithstanding the proposed increases in the management fees described above, Columbia has agreed to maintain the current expense limitations applicable to each of the ETFs through March 1, 2012. The Board considered the nature and extent of services expected to be provided by Columbia to the ETFs, and determined that the proposed fees were fair and reasonable, and determined to recommend to shareholders that the New Management Agreement be approved by shareholders. If approved, the New Management Agreement would have an initial term of two years from the date of effectiveness, and would thereafter be subject to annual approval of the Board as described in the Joint Proxy Statement.

Who is Columbia?

Columbia Management Investment Advisers, LLC is located at 225 Franklin Street, Boston, Massachusetts 02110. Columbia is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the “Columbia Family of Funds”) and is a wholly-owned subsidiary of Ameriprise. In addition to managing investments for the Columbia Family of Funds, Columbia manages investments for itself and its affiliates. For institutional clients, Columbia and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. As of April 15, 2011, Columbia managed approximately 128 funds, including closed-end registered investment companies and open-end registered investment companies.

Why am I being asked to elect Trustees?

As part of the transition to a new investment manager, the Board has recommended that new Trustees be elected to replace the current members of the Board. If the nominees are elected and the Transaction closes, the current Trustees of the Trust are expected to resign. These individuals have broad experience in different aspects of the financial services industry, and are currently responsible for overseeing many funds managed by Columbia. They have a deep understanding of Columbia’s operations, providing potential efficiencies in dispensing with their oversight responsibilities. Information about the Nominees appears in the Joint Proxy Statement.

Why am I being asked to consider other matters?

Because shareholders need to approve the New Management Agreement, and are being asked to consider new Trustees, in order to avoid the expense of a future solicitation, shareholders of certain ETFs are being asked to approve additional matters that are not expected to have any immediate impact on the ETFs. Shareholders of four ETFs are being asked to approve a “manager of managers” structure for their ETF, allowing the ETF and its adviser to enter into, and materially amend, subadvisory agreements with any subadvisers retained by the ETFs’ adviser and the ETF without also needing to obtain shareholder approval. While Columbia has no present intention to use the “manager of managers” structure for the ETFs, the structure, if approved by shareholders, would enable Columbia to engage subadvisers with Board approval but without obtaining shareholder approval and incurring the attendant costs of such a solicitation. Similarly, while no fees are contemplated to be paid under the Rule 12b-1 Distribution and Service Plan to be considered by certain ETFs, at least until the Board approves the payment of such fees, approving the Plans at this time would permit fees to be paid, upon Board approval, without the need to solicit shareholders in the future. Finally, shareholders of each of the ETFs will be asked to approve changes to their fundamental investment limitation on concentration in order to align the limitation with those of other funds in the Columbia Family of Funds.

How does the Board recommend that I vote?

The Board of Trustees of the Trust met with representatives of Ameriprise and Columbia at a meeting on March 14, 2011. After receiving further information and a proposal to consider the New Management Agreement, and meeting with Ameriprise and Columbia representatives again on April 4, 2011, the Board of Trustees, including the Independent Trustees, unanimously approved the New Management Agreement for each ETF and other proposals at the April 4, 2011 meeting. The Board’s Nominating Committee met on April 13, 2011 to consider and recommend the Nominees for Trustee, and the full Board determined to submit the Nominees to shareholders for their consideration at a Board meeting held on April 13, 2011.

Based on these deliberations, the Board, including the Independent Trustees, unanimously recommends that you vote “for” each of the proposals applicable to your ETF, and that you vote “for” each of the proposed Nominees to serve as Trustee. Please see the discussion in the Joint Proxy Statement concerning the Trustees’ considerations in approving each of the proposals.

What happens if shareholders do not approve a proposal?

If shareholders do not approve the New Management Agreement for their ETF, and the Transaction between the members of Grail and Columbia is completed, your ETF may be liquidated. While the Board has approved an interim management agreement permitting Columbia to serve as an ETF’s manager on a temporary basis, that agreement would terminate 150 days from the closing of the Transaction. While this may permit the Board to solicit shareholders to approve a new management agreement during the interim period, they may not choose to do so, and may determine that liquidating the ETF is in the best interest of shareholders. Unless the Transaction between the members of Grail and Columbia closes prior to the approval of the New Management Agreement, the interim management arrangements would not take effect. If shareholders do not approve the New Management Agreement, or if the interim agreement does not take effect (or takes effect but expires without shareholder approval of a new management agreement) and, in either case, the Transaction is not completed, your ETF may be liquidated at the discretion of the Board, which could result in unfavorable tax consequences for some shareholders, depending on when they purchased shares, and Grail might not be able to satisfy its expense reimbursement obligations to the ETFs.

If shareholders approve the New Management Agreement, but do not approve the new Trustees, the New Management Agreement is expected to take effect and the current Trustees would continue to serve as Trustees, although an additional Independent Trustee may be appointed to the Board (or the non-Independent Trustee may resign) in order for the Board to be comprised of 75% Independent Trustees. If the other proposals are not approved, they will not take effect and the Board will consider whether or not to ask shareholders to approve them at a later date.

Who is entitled to vote?

Shareholders of record on April 25, 2011 are entitled to vote at the special meeting.

Who should I call for more information?

If you need more information, please call the ETFs’ solicitation firm at (866) 963-6128.

How do I vote my shares?

You can vote your shares using any of the following options:

In Person:  You may vote your shares in person at the Special Meeting if you attend. However, a shareholder whose shares are held of record by a broker-dealer (or other nominee) who wishes to vote in person at the Special Meeting must obtain a “legal proxy” from the broker-dealer holder of record (or other nominee) and present it to the inspector of elections at the Special Meeting.

By Mail:  You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope.

By Telephone:  You may vote your shares by telephone. To do so, please have your proxy card available and call the toll-free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions.

By Internet:  You may vote your shares via the Internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

Who is bearing the expenses related to the Special Meeting?

All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the special meeting will be shared jointly by Columbia and Grail. The ETFs will not bear any of these expenses.

Why might I receive more than one proxy card?

If you own shares of more than one ETF, or own shares of an ETF in more than one account, you will receive a separate proxy card for each ETF or account.

Will I be notified of the results of the vote?

The final voting results will be included in the ETFs’ next report to shareholders following the Special Meeting of shareholders.

YOUR VOTE COUNTS AND IS VERY IMPORTANT, EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE SPECIAL MEETING

If your completed proxy is not received, you may be contacted by representatives of the ETFs, by employees or agents of Grail, or by the ETFs’ proxy solicitor, Computershare Fund Services, who has been engaged to assist the ETFs in soliciting proxies. Representatives of Computershare Fund Services will remind you to vote your shares.

GRAIL ADVISORS ETF TRUST
Grail American Beacon Large Cap Value ETF
RP Growth ETF
RP Focused Large Cap Growth ETF
Grail McDonnell Intermediate Municipal Bond ETF
Grail McDonnell Core Taxable Bond ETF

One Ferry Building
Suite 255
San Francisco, California 94111
(415) 677-5870

Notice of Special Meeting of Shareholders
To Be Held May 20, 2011

To Shareholders:

We invite you to attend a special meeting (the “Special Meeting”) of shareholders of the Grail American Beacon Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF, and Grail McDonnell Core Taxable Bond ETF (each, an “ETF” and collectively the “ETFs”), each a series of Grail Advisors ETF Trust (the “Trust”). The Special Meeting will be held at the offices of Grail Advisors, LLC, the ETFs’ investment adviser, at One Ferry Building, Suite 255, San Francisco, California 94111, on May 20, 2011, at 9:00 a.m., local time.

The purpose of the Special Meeting is to ask you to consider the following proposals:

1. To approve a new Investment Management Services Agreement for your ETF with Columbia Management Investment Advisers, LLC (“Columbia”) (to be considered by shareholders of each ETF, voting separately)

2. To elect nine Trustees to the Board of Trustees of the Trust (to be considered by shareholders of all ETFs, voting together)

3. To approve a “manager of managers” structure for your ETF, whereby the ETF and its investment adviser may enter into and materially amend subadvisory agreements in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval (to be considered by shareholders of RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF, and Grail McDonnell Core Taxable Bond ETF, with each ETF voting separately)

4. To approve a Rule 12b-1 Distribution and Service Plan (to be considered by shareholders of Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF, with each ETF voting separately)

5. To approve changes to the fundamental investment limitation on concentration (to be considered by shareholders of each ETF, voting separately)

6. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration, your Board of Trustees, including the independent Trustees, unanimously recommends that you vote “for” each proposal above, and “for” each of the nominees for Trustee.

You are entitled to vote at the Special Meeting and any adjournments or postponements thereof if you owned shares of your ETF at the close of business on April 25, 2011.

Whether or not you plan to attend the Special Meeting in person, please vote your shares. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions on your proxy card to vote by phone or via the Internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation, by submitting a subsequent proxy by mail, phone or the Internet, or by voting in person at the Special Meeting. If you have any questions, please call the ETFs’ solicitation firm at (866) 963-6128.

PLEASE NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings if voting by mail. We have provided postage paid return envelopes for each, which require no postage if mailed in the United States.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY.

By Order of the Board of Trustees,

William M. Thomas
President

April [  ], 2011

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts:  Each party should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature

ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

GRAIL ADVISORS ETF TRUST
Grail American Beacon Large Cap Value ETF
RP Growth ETF
RP Focused Large Cap Growth ETF
Grail McDonnell Intermediate Municipal Bond ETF
Grail McDonnell Core Taxable Bond ETF
One Ferry Building
Suite 255
San Francisco, California 94111
(415) 677-5870

Joint Proxy Statement

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Grail Advisors ETF Trust (the “Trust”) to be voted at the Special Meeting of Shareholders (the “Special Meeting”) of Grail American Beacon Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF, and Grail McDonnell Core Taxable Bond ETF (each, an “ETF” and collectively the “ETFs”), to be held at the offices of Grail Advisors, LLC (“Grail”), the ETFs’ investment adviser, at One Ferry Building, Suite 255, San Francisco, California 94111, on May 20, 2011, at 9:00 a.m., local time.

The purpose of the Special Meeting is to ask you to consider the following proposals:

1. To approve a new Investment Management Services Agreement for your ETF with Columbia Management Investment Advisers, LLC (“Columbia”) (to be considered by shareholders of each ETF, voting separately)

2. To elect nine Trustees to the Board of Trustees of the Trust (to be considered by shareholders of all ETFs, voting together)

3. To approve a “manager of managers” structure for your ETF, whereby the ETF and its investment adviser may enter into and materially amend subadvisory agreements in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval (to be considered by shareholders of RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF, and Grail McDonnell Core Taxable Bond ETF, with each ETF voting separately)

4. To approve a Rule 12b-1 Distribution and Service Plan (to be considered by shareholders of Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF, with each ETF voting separately)

5. To approve changes to the fundamental investment limitation on concentration (to be considered by shareholders of each ETF, voting separately)

6. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The mailing of the Notice of Special Meeting, this Joint Proxy Statement and the accompanying proxy card will take place on or about April [  ], 2011.

If you owned shares of an ETF as of the close of business on the record date of April 25, 2011 (the “Record Date”), then you are entitled to vote. You will be entitled to one vote per share for each share that you own on the Record Date.

On the Record Date, the number of outstanding shares of each ETF entitled to vote at the Special Meeting was as follows:

Outstanding
Fund	Shares

Grail American Beacon Large Cap Value ETF (“LCV ETF”)	[ ]
RP Growth ETF (“Growth ETF”)	[ ]
RP Focused Large Cap Growth ETF (“Focused LCG ETF”)	[ ]
Grail McDonnell Intermediate Municipal Bond ETF (“Municipal ETF”)	[ ]
Grail McDonnell Core Taxable Bond ETF (“Taxable Bond ETF”)	[ ]

In sum, the Trust had [          ] outstanding shares as of the Record Date.

Appendix A sets forth those shareholders of record who owned more than 5% of an ETF’s outstanding shares as of the Record Date. [The Trust’s Officers and Trustees, as a group, owned less than 1% of each of the ETFs as of the Record Date.] Columbia, or its affiliates, owned shares of the ETFs as of the Record Date as set forth on Appendix A. Columbia may have an interest in the proposals since, if approved, it would become investment manager to the ETFs pursuant to the New Management Agreement discussed in Proposal 1.

For your convenience, you may vote your shares in the following four ways.

In Person:  You may vote your shares in person at the Special Meeting if you attend. However, a shareholder whose shares are held of record by a broker-dealer (or other nominee) who wishes to vote in person at the Special Meeting must obtain a “legal proxy” from the broker-dealer holder of record (or other nominee) and present it to the inspector of elections at the Special Meeting.

By Mail:  You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope.

By Telephone:  You may vote your shares by telephone. To do so, please have your proxy card available and call the toll-free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions.

By Internet:  You may vote your shares via the Internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Shareholders voting via telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder. Whichever method you choose, please read this Joint Proxy Statement carefully before you vote.

If you properly authorize your proxy through the Internet or over the telephone, or by executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Special Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast “for” each proposal above, and “for” each Nominee for Trustee. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Special Meeting.

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Secretary of the Trust before the proxy is voted, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or the Internet, or by attending the Special Meeting and casting your vote in person, or as otherwise permitted. Attending the Special Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Special Meeting, please call the ETFs’ solicitation firm at (866) 963-6128 to obtain important information regarding your attendance at the Special Meeting, including directions.

A quorum is constituted by the presence in person or by proxy of the shareholders of record of an ETF’s shares issued and outstanding and entitled to vote representing more than one-third (33%) of the total shares issued and outstanding and entitled to vote. In the event that a quorum is not present at the Special Meeting, the shareholders of a majority of the votes present in person or by proxy may adjourn the Special Meeting from time to time to a date within a reasonable time after the Record Date without notice other than announcement at such Special Meeting.

The persons named as proxies will vote, in their discretion, those proxies that they are entitled to vote “for” or “against” each Proposal. Approval of Proposals 1, 3, 4 and 5 require the affirmative vote of a “majority of the outstanding voting securities” of each ETF, voting separately. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of “a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Special Meeting, if the holders of more than 50% of the shares of the ETF are represented at the Special Meeting, or (2) more than 50% of the outstanding shares of the ETF. A plurality of shares of all ETFs, voting together, is required to elect a Trustee (Proposal 2).

Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes. Abstentions will be counted as present and entitled to vote at the Special Meeting but will not be considered votes cast at the Special Meeting. Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes are effectively votes against Proposals 1, 3, 4 and 5 because an absolute percentage of affirmative votes is required to approve these Proposals. With respect to Proposal 2, abstentions and broker non-votes will have no effect on the outcome of the vote.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2010

The proxy statement and other proxy materials are available at the website address appearing on your proxy card.

Additional information about each ETF is available in its prospectus, statement of additional information and semi-annual and annual reports to shareholders. The ETFs’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to the Trust, One Ferry Building, Suite 255, San Francisco, CA 94111, by calling (415) 677-5870 or by visiting the ETFs’ website at www.grailadvisors.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

PROPOSAL 1: APPROVAL OF THE NEW MANAGEMENT AGREEMENT
(each ETF, voting separately)

General Overview

On April 14, 2011, the members of Grail, the investment adviser to the ETFs, entered into an agreement to sell all of the equity interests in Grail to Columbia, a subsidiary of Ameriprise Financial, Inc. (“Ameriprise”). At the closing of the transaction contemplated by that agreement (the “Transaction”), Columbia will obtain control of Grail, resulting in the automatic termination of the ETFs’ advisory agreements with Grail, and the automatic termination of the subadvisory agreements between Grail and the different sub-advisers who currently provide day-to-day investment advisory services to the ETFs. Accordingly, in anticipation of that event, you are being asked to consider a new Investment Management Services Agreement (“New Management Agreement”) between the Trust, on behalf of each ETF, and Columbia, an investment adviser registered with the SEC. Columbia, with your approval, would replace both Grail and the current sub-advisers at the closing of the Transaction, and would directly provide management and investment advisory services to the ETFs.

The closing of the Transaction is currently conditioned on, among other things, the approval by shareholders of the New Management Agreement with Columbia. While shareholders are being asked to approve the New Management Agreement, they are not being asked to approve the Transaction between the members of Grail and Columbia. If the New Management Agreement is approved at the Special Meeting, Grail and Columbia anticipate that the Transaction will be completed shortly afterwards, in May 2011. Even if shareholders of an ETF do not approve the New Management Agreement for their ETF, the Transaction could still close, resulting in the termination of the current advisory arrangements with Grail and the sub-advisers for that ETF. Under these circumstances, an ETF that has not approved the New Management Agreement may be liquidated.

Columbia Management Investment Advisers, LLC is located at 225 Franklin Street, Boston, Massachusetts 02110. Columbia is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the “Columbia Family of Funds”) and is a wholly-owned subsidiary of Ameriprise. In addition to managing investments for the Columbia Family of Funds, Columbia manages investments for itself and its affiliates. For institutional clients, Columbia and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. As of April 15, 2011, Columbia managed approximately 128 funds, including closed-end registered investment companies and open-end registered investment companies.

Ameriprise is a holding company incorporated in Delaware primarily engaged in business through its subsidiaries, with headquarters located at 55 Ameriprise Financial Center, Minneapolis, Minnesota 55474. Ameriprise provides financial planning, products and services that are designed to be utilized as solutions for its clients’ cash and liquidity, asset accumulation, income, protection, and estate and wealth transfer needs. Ameriprise’s model for delivering these solutions is centered on building long term, personal relationships between its affiliated financial advisors and clients, and in the case of its products distributed through unaffiliated financial advisors, by supporting those advisors in building strong client relationships.

A general description of the New Management Agreement appears below, but it is qualified in its entirety by reference to the form of the New Management Agreement attached as Appendix B to this Joint Proxy Statement. Where relevant, comparisons appear to the current Management Agreement between Grail and the Trust, on behalf of each ETF (the “Current Management Agreement”).

In anticipation of the Transaction, the Trustees, including a majority of Trustees who are not “interested persons” of the Trust or an investment adviser (“Independent Trustees”), as that term is defined in the 1940 Act, considered and approved, subject to shareholder approval, the New Management Agreement for each ETF at an in-person special meeting held on April 4, 2011. At the April 4, 2011 special meeting, the Board determined to submit the New Management Agreement to shareholders of each ETF for approval.

Special Note for Shareholders of LCV ETF.  At the April 4, 2011 meeting, the Board also considered an Interim Sub-Advisory Agreement with Columbia under which Columbia would provide investment subadvisory services to the LCV ETF (the “LCV ETF Interim Sub-Advisory Agreement”). The LCV ETF Interim Sub-Advisory Agreement is necessary because the existing subadvisory agreements for the LCV ETF terminate, pursuant to their terms, on April 30, 2011, as their initial two-year terms will expire on that date. Since the shareholder meeting is scheduled shortly after the expiration of these existing subadvisory agreements, Grail determined not to seek the renewal of the existing subadvisory agreements prior to their expiration. Thus, in order to provide for continuity of active management for the LCV ETF, Grail proposed, and the Board approved, the LCV ETF Interim Sub-Advisory Agreement. Accordingly, beginning on April 30, 2011, Columbia will provide investment sub-advisory services to the LCV ETF, and Grail will continue as the manager of the LCV ETF until the New Management Agreement is approved. The LCV ETF Interim Sub-Advisory Agreement will terminate upon the earlier of 150 days from April 30, 2011 or the approval of the New Management Agreement for the LCV ETF.

Potential Interim Arrangements, if the Transaction Closes Before Approval of the New Management Agreement.  Also at the April 4, 2011 meeting, the Board approved an interim management agreement for each ETF (the “Interim Management Agreement”) with Columbia in the event that the Transaction closes prior to the approval of the New Management Agreement for some or all of the ETFs. Upon the completion of the Transaction, the existing Management Agreement for each ETF will automatically terminate in accordance with the 1940 Act, and the Interim Management Agreement permits the continuation of active management of the ETFs that have not yet approved the New Management Agreement. If the Interim Management Agreement is necessary, Columbia would provide services on terms substantially the same as the Current Management Agreement. However, while Columbia would be entitled to the same fees as Grail is entitled to under the Current Management Agreement, these fees will be held in escrow pending ultimate approval of the New Management Agreement. If the New Management Agreement for an ETF is ultimately approved, the amount in the escrow account (including interest earned) will be paid to Columbia. If the New Management Agreement for an ETF is ultimately not approved, Columbia will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing under the Interim Management Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

The Interim Management Agreement will only be necessary if the Transaction closes, resulting in a change of control of Grail, at a time when shareholders of some or all of the ETFs have not approved the New Management Agreement for their ETF. If the New Management Agreement for each ETF is approved by shareholders at the Special Meeting and the Transaction closes soon thereafter, the Interim Management Agreement will not be necessary, and Columbia would manage the ETFs pursuant to the New Management Agreement.

Description and Comparison of the New Management Agreement and the Current Management Agreement

While the form of the New Management Agreement differs from the form of the Current Management Agreement, the substantive terms of the New Management Agreement are similar to those of the Current Management Agreement. Under the New Management Agreement for each ETF, advisory fees payable to Columbia would be higher than fees currently payable to Grail under the Current Management Agreement. Also, while Grail engages subadvisers to provide advisory services to the ETFs, Columbia would directly provide management and investment advisory services pursuant to the New Management Agreement. Information comparing the fees payable under the Current Management Agreement and the New Management Agreement appears below. Also below appears a comparison of the terms of these agreements.

General Information.  The following description of the New Management Agreement is qualified in its entirety by reference to the form of New Management Agreement attached as Appendix B to this Joint Proxy Statement. The Current Management Agreement for each ETF was approved by the Trustees at in-person meetings prior to the launch of each ETF, and the Current Management Agreement took effect on the dates indicated in the table below.

ETF	Date of Agreement

LCV ETF	April 30, 2009*
Growth ETF	August 31, 2009
Focused LCG ETF	August 31, 2009
Municipal Bond ETF	December 31, 2009
Taxable Bond ETF	December 31, 2009

*	The Current Management Agreement for the LCV ETF was renewed at the Board’s April 4, 2011 meeting. The Current Management Agreement for the other ETFs are within their initial two-year terms and have not been considered for renewal by the Board. Upon the recommendation of the primary subadviser to the LCV ETF, the investment subadvisory contract for one of the investment subadvisers of LCV ETF, Metropolitan West Capital Management, LLC, was formally terminated in December 2010 due to changes in investment personnel. A discussion concerning the Board’s consideration of each Current Management Agreement appears in the Annual or Semi-Annual Report to Shareholders during the period the Board initially approved the relevant Current Management Agreement. The initial shareholder of each ETF approved the Current Management Agreement for each ETF prior to its inception and effective date.

Columbia.  Columbia is located at 225 Franklin Street, Boston, Massachusetts. More information about Columbia’s principal executive officers and directors appears in Appendix C. More information about Columbia, along with other funds managed by Columbia with investment objectives and strategies similar to those of the ETFs, appears in Appendix D. William F. Truscott, Chairman of the Board of Columbia, is proposed as a Nominee to serve as a non-Independent Trustee of the Trust. See Proposal 2 for more information about Mr. Truscott. It is expected that, if the New Management Agreement is approved, the Board would appoint new officers to serve the Trust, some of whom are expected to be employees of Columbia and/or Ameriprise.

Investment Advisory Services.

The services Columbia would provide under the New Management Agreement are comparable to those currently provided by Grail and the current sub-advisers under the Current Management Agreement and subadvisory agreements, respectively. Whereas Grail oversees the subadvisers or, in the case of the LCV ETF and Focused LCG ETF, the primary subadviser and the investment subadvisers, and the investment subadvisers primarily are responsible for security selection, under the New Management Agreement, Columbia would be directly responsible for the selection of securities for an ETF’s portfolio and the overall management of the ETFs.

Under the New Management Agreement, Columbia will furnish each ETF continuously with investment advice; to determine, consistent with the ETF’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board, which investments, in Columbia’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as Columbia deems appropriate; to perform investment research and prepare and make available to the ETF research and statistical data in connection therewith; to establish and make subsequent modifications to the lists of securities required to be tendered and accepted in connection with ETF creations and redemptions; and to furnish all other services of whatever nature that Columbia from time to time reasonably determines to be necessary or useful in connection with the investment management of the ETF as provided under the New Management Agreement; subject always to oversight by the Board and the authorized officers of the ETF.

Under the New Management Agreement, Columbia will meet with the Board and furnish such reports, statistical data and other information relating to investment management of the ETF in such form and at such intervals as the Board may reasonably request. Grail has similar reporting obligations under the Current Management Agreement.

Under both the New Management Agreement and the Current Management Agreement, Columbia and Grail, respectively, are authorized to delegate or subcontract for certain of the services described under the relevant agreement. This delegation was expressly contemplated under the Current Management Agreement, and is how the ETFs have been managed since inception, including delegation to primary subadvisers in some cases. Under the New Management Agreement, Columbia has the same delegation authority, but does not presently expect to utilize the authority.

Under the New Management Agreement, Columbia will comply (or cause the ETF to comply, as applicable) with all applicable law, including but not limited to the 1940 Act, and the rules and regulations thereunder, the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder, the Securities Act of 1933, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the ETF as a regulated investment company. Grail has the same obligations under the Current Management Agreement.

Under the New Management Agreement, Columbia agrees to vote proxies (if requested) and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the ETF’s assets may be invested from time to time, as directed by the Board from time to time. Grail has comparable authority under the Current Management Agreement, but has delegated this authority to the subadvisers.

The New Management Agreement provides that Columbia will allocate investment opportunities among its clients, including the ETFs, in a fair and equitable manner, consistent with its fiduciary obligations to clients. The Current Management Agreement does not expressly provide for this affirmative obligation, although Grail does not generally select investments for the ETFs and would otherwise have comparable fiduciary responsibilities whether or not expressly provided for in the agreement.

Under the New Management Agreement, in selecting broker-dealers for execution, Columbia will seek to obtain best execution for securities transactions on behalf of the ETFs, except where otherwise directed by the Board. Further, to the extent permitted by law, and consistent with its obligation to seek best execution, Columbia may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that Columbia determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or Columbia’s overall responsibilities with respect to the ETFs and other clients for which it acts as investment adviser. Columbia will not consider the sale or promotion of shares of the ETF, or other affiliated products, as a factor in the selection of broker-dealers through which transactions are executed. Similarly, under the Current Management Agreement, and subject to the appropriate policies and procedures approved by the Trustees, Grail may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause an ETF to pay an amount of commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Grail determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or Grail’s overall responsibilities to the ETF, the Trust or its other investment advisory clients.

Expense and Management Fees.  The New Management Agreement for each ETF provides for compensation to Columbia at the annual rates set forth in the table below. These rates are based on the average daily net assets of an ETF, and are paid monthly. The table below also shows the ETFs’ current fee rates.

	Current Fee	Proposed Fee Rate
ETF	Rate	Assets		Management Fee Rate
		(Millions)

LCV ETF	0.50%		$0-$500	0.770%
			$500-$1,000	0.720%
			$1,000-$1,500	0.670%
			$1,500-$3,000	0.620%
			$3,000-$6,000	0.600%
		>$	6,000	0.580%
Growth ETF	0.65%		$0-$500	0.770%
			$500-$1,000	0.720%
			$1,000-$1,500	0.670%
			$1,500-$3,000	0.620%
			$3,000-$6,000	0.600%
		>$	6,000	0.580%
Focused LCG ETF	0.65%		$0-$500	0.770%
			$500-$1,000	0.720%
			$1,000-$1,500	0.670%
			$1,500-$3,000	0.620%
			$3,000-$6,000	0.600%
		>$	6,000	0.580%
Municipal Bond ETF	0.30%		$0-$500	0.480%
			$500-$1,000	0.475%
			$1,000-$2,000	0.445%
			$2,000-$3,000	0.420%
			$3,000-$6,000	0.385%
			$6,000-$9,000	0.360%
			$9,000-$10,000	0.350%
			$10,000-$12,000	0.340%
			$12,000-$15,000	0.330%
			$15,000-$24,000	0.320%
			$24,000-$50,000	0.300%
		>$	50,000	0.290%
Taxable Bond ETF	0.30%		$0-$500	0.500%
			$500-$1,000	0.495%
			$1,000-$2,000	0.480%
			$2,000-$3,000	0.460%
			$3,000-$6,000	0.450%
			$6,000-$7,500	0.430%
			$7,500-$9,000	0.415%
			$9,000-$10,000	0.410%
			$10,000-$12,000	0.400%
			$12,000-$20,000	0.390%
			$20,000-$24,000	0.380%
			$24,000-$50,000	0.360%
		>$	50,000	0.340%

At current asset levels, each ETF would be subject to the highest fee rate in the tables above upon entering into the New Management Agreement.

The management fees described above would seek to align the ETFs’ management fees with the pricing structure and philosophy adopted by the funds in the Columbia Family of Funds, which were designed to enhance consistency and uniformity across the fund complex which, if the New Management Agreement is approved, would include the ETFs. The management fee rates above would standardize management fee rates for the ETFs with funds in the Columbia Family of Funds that are in the same investment category: for example, the management fee for the LCV ETF would generally be the same as those of other actively-managed large cap value funds in the Columbia Family of Funds. These proposals are intended, in part, to provide shareholders of the ETFs with the potential to realize the full range of benefits resulting from a much larger fund group.

The table below shows the aggregate management fees Grail was entitled to earn from the ETFs for the fiscal year ended October 31, 2010, the amount that would have been received for the last fiscal year if the proposed management fees had been in effect, and the difference between these amounts.

	Management Fees	Management Fees
	(Based on Current	(Based on Proposed
Fund*	Fee Rate)	Fee Rate)	Percentage Change**

LCV ETF	$12,452	$19,199	54%
Growth ETF	$24,919	$29,519	18%
Focused LCG ETF	$33,228	$39,363	18%
Municipal Bond ETF***	$8,247	$13,229	60%
Taxable Bond ETF***	$7,794	$13,027	67%

*	Under the Current Management Agreement, Grail is responsible for paying fees of the investment subadvisers, and thus a portion of the fees listed above were paid to subadvisers (unless otherwise waived by the subadviser). Further, because the ETFs were subject to expense limits during the period, Grail waived all of its fees for each ETF except to the extent it received fees for certain ETFs to pay the fees of subadvisers.

**	Although the management fee is proposed to change, Columbia has agreed to continue existing expense limitations through March 1, 2012 so that an ETF’s total expense ratio will not increase until that date.

***	ETF commenced operations during the fiscal year ended October 31, 2010, and the amounts shown do not reflect a full year of operations.

Notwithstanding the proposed increase in the management fees described above, Columbia has agreed to maintain the current expense limitations applicable to each ETF through March 1, 2012 resulting in no increase in any ETF’s expense ratio until that date. These expense limitations appear in Appendix E, which shows, by ETF, the Annual Fund Operating Expenses as of the end of the ETFs’ last fiscal year under each ETF’s Current Management Agreement, and pro forma Annual Fund Operating Expenses if the New Management Agreement is approved. Corresponding examples also appear in Appendix E.

Limitation of Liability.  Under the New Management Agreement, except for willful misfeasance, bad faith or negligence on the part of Columbia in the performance of its duties, or reckless disregard by Columbia of its obligations and duties, under the New Management Agreement, neither Columbia, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the ETF or its shareholders or creditors. To the extent permitted by applicable law, each of Columbia, and its respective directors, officers, partners, principals, employees and agents, shall be entitled to rely, and shall be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the ETF or its agents which is believed in good faith to be accurate and reliable. The New Management Agreement provides that the ETF understands and acknowledges that Columbia does not warrant any rate of return, market value or performance of any assets in the ETF. The New Management Agreement also provides that, notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the ETF may have under such laws or regulations.

Under the Current Management Agreement, Grail will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Grail’s undertaking to do so, that Grail will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Current Management Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in the Current Management Agreement. Any person, even though an officer, director, employee or agent of Grail, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Grail, even though paid by it. The Current Management Agreement also provides that neither party shall be liable to the other party for consequential damages under any provision of the Current Management Agreement.

Expenses.  Under the New Management Agreement, Columbia will (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to the New Management Agreement and (b) pay the compensation of the trustees or officers of the ETF who are directors, officers or employees of Columbia (except to the extent the Board shall have specifically approved the payment by the ETF of all or a portion of the compensation of the ETF’s chief compliance officer or other officer(s)). Except to the extent expressly assumed by Columbia, and except to the extent required by law to be paid or reimbursed by Columbia, Columbia will have no duty to pay any ETF operating expenses incurred in the organization and operation of the ETF.

Under the Current Management Agreement, Grail will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, office space, personnel, costs associated with the preparation of prospectuses and other documents, and other items. The Current Management Agreement also provides that the payment or assumption by Grail of any expense of the Trust that Grail is not required by the Current Management Agreement to pay or assume will not obligate Grail to pay or assume the same or any similar expense of the Trust on any subsequent occasion. Under the Current Management Agreement, a number of specific items are expressly payable by the Trust, whereas the New Management Agreement is not explicit on those items.

Term.  The New Management Agreement will continue in effect for two years from the date of its execution, and from year to year thereafter, unless and until terminated by either party as provided below, only if such continuance is specifically approved at least annually (a) by the Board or by a vote of the majority of the outstanding voting securities of the ETF and (b) by the vote of a majority of the Board members who are not parties to the New Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Management Agreement contains substantially the same provision.

Termination.  The New Management Agreement may be terminated, with respect to any ETF, by either the ETF or Columbia at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination will be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the ETF. The Current Management Agreement contains substantially the same provision. Both agreements provide that they will terminate in the event of their assignment, as defined under the 1940 Act.

Governing Law.  The New Management Agreement will be governed by the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflicts of laws principles thereof, whereas the provisions of the Current Management Agreement are construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflicts of laws principles).

Confidentiality.  Under the New Management Agreement, all information and advice furnished by Columbia to the Trust will be confidential and will not be disclosed to unaffiliated third parties, except as required by law. Further, all information furnished by the Trust to Columbia will be confidential and will not be disclosed to any unaffiliated third party, except as permitted or required by law, where it is necessary to effect transactions or provide other services to the Trust, or where the Trust requests or authorizes Columbia to do so. The Current Management Agreement requires that Grail keep confidential any information obtained in connection with its advisory duties, including information concerning the holdings, transactions or business activities of the Trust or any of its portfolios, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is in accordance with policies and procedures adopted by the Trust or is expressly required or lawfully requested by applicable federal or state regulatory authorities.

Other terms.  Under both the New Management Agreement and the Current Management Agreement, Columbia or Grail, as the case may be, are deemed to be an independent contractor and, except as expressly provided or authorized in the relevant agreement or otherwise, will have no authority to act for or represent the Trust. Both agreements provide that Columbia or Grail, as the case may be, may perform services for other clients so long as their advisory services are not impaired, and that services under the relevant agreement are not exclusive. Both agreements provide for the retention of appropriate records, and provide that those records are the property of the Trust. Both agreements have similar other terms, although the Current Management Agreement expressly requires Grail to notify the Trust of certain events, including if a change of control is anticipated.

Board Considerations Regarding Approval of the New Management Agreement

The Board of Trustees of the Trust met with representatives of Ameriprise and Columbia at a meeting on March 14, 2011. After receiving and reviewing extensive information provided by Columbia and a proposal to approve the New Management Agreement for each ETF, and meeting with Ameriprise and Columbia representatives again on April 4, 2011, the Board, including the Independent Trustees, unanimously approved the New Management Agreement for each ETF at an in-person meeting called for the purpose of voting on the New Management Agreement on April 4, 2011.

In reaching its decision to approve each New Management Agreement and submitting it to shareholders for their approval, the Board considered the overall fairness of the New Management Agreement and whether the New Management Agreement was in the best interests of the affected ETF. The Board further considered factors it deemed relevant with respect to each ETF, including, as applicable: (1) the nature, quality and extent of the services expected to be provided to the ETF by Columbia, including that Columbia would directly be responsible under the New Management Agreement for the management and advisory services currently provided by both Grail and the different sub-advisers under the existing arrangements; (2) the personnel and operations of Columbia, including information about the portfolio managers proposed to manage each ETF; (3) the financial resources of Columbia, including Columbia’s distribution capabilities; (4) the performance of funds similarly-managed by the portfolio managers proposed to manage each ETF; (5) the level and method of computing the ETF’s proposed management fees, and Columbia’s methodology for determining the proposed fee structure and its rationale for increasing fees, including comparisons to fees charged by Columbia to its other accounts in the same investment category, and fees charged by other managers to other funds in the same investment category; (6) the costs of the services to be provided and anticipated profits to be realized by Columbia from its relationship with each ETF, including that Columbia expected that each ETF would be unprofitable to it initially since Columbia has agreed to continue existing expense limitations through March 1, 2012; (7) the anticipated effect of growth and size on the ETF’s expenses, recognizing that the proposed fees contained breakpoints resulting in fee decreases at higher asset levels (although the Board recognized that current asset levels would not reach the proposed breakpoints for any ETF); (8) the terms of the New Management Agreement compared to the Current Management Agreement, including that Columbia would be subject to a negligence standard and was thus subjecting itself to greater potential exposure than current arrangements; (9) the expected benefits to shareholders of integrating the ETFs into the Columbia Family of Funds by applying generally consistent fee rates to investment companies that are in the same investment category; (10) that the proposed investment management fee rates were designed to be competitive and to fairly compensate Columbia for bona fide services performed with respect to each ETF; (11) alternatives to the New Management Agreement, which likely would require liquidating the ETFs; and (12) any “fall out” benefits to be realized by Columbia and its respective affiliates (i.e., any direct or indirect benefits to be derived by Columbia and its respective affiliates from their relationships with the Trust).

In considering each New Management Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor. At the time that the Board considered the New Management Agreement for each ETF, it noted that Columbia had not previously provided services to the ETFs or other exchange-traded funds and accordingly, primarily reviewed the services expected to be provided under the relevant New Management Agreement and the proposed fee rates and considered Columbia’s significant experience in managing mutual funds.

At a March 14, 2011 meeting, the Board received a presentation from representatives of Columbia and Ameriprise, and were introduced to the Columbia organization and its investment management capabilities. Following that presentation, information was requested of Columbia detailing the services it would provide and other matters relevant to the Board’s consideration of the New Management Agreement, and Columbia provided relevant information regarding the factors described above that was received and reviewed by the Board in advance of the April 4 meeting. In connection with its deliberations, the Board, among other things, interviewed representatives of Columbia during the meeting to discuss the New Management Agreement. The Trustees also received materials discussing the legal standards applicable to their consideration of the New Management Agreement. The Independent Trustees met in executive session during the meeting to review and discuss the information provided.

While the New Management Agreement for each ETF was considered at the same Board meeting, the Board considered each ETF separately. In approving the New Management Agreement with respect to each ETF, the Board, including the Independent Trustees, determined that the proposed management fee structure was fair and reasonable and that approval of the New Management Agreement was in the best interests of each ETF and its shareholders. While attention was given to all information furnished, the following discusses some of the primary factors relevant to the Board’s decision.

Nature, Quality and Extent of Services.  The Board reviewed the nature, quality and extent of the overall services expected to be provided by Columbia to each ETF. In this connection, the Board considered the responsibilities of Columbia to each ETF. The Board considered that, going forward, Columbia would become responsible for overseeing the Trust’s business and operations, including oversight of the Trust’s service providers, including the Trust’s administrator, transfer agent and custodian, and would be responsible for the daily oversight of the ETFs’ administrative requirements. The Board considered that Columbia would be directly responsible for making investment decisions on behalf of each ETF, and considered Columbia’s experience in serving as an investment manager for other funds, including those in similar investment categories to the relevant ETFs. The Board also considered Columbia’s operational capabilities and financial condition. In addition, the Board reviewed information regarding Columbia’s investment process, the background of the personnel who would provide services to the relevant ETFs, including those anticipated to serve as portfolio managers, and the general method of compensation for the portfolio managers. Information about the proposed portfolio managers for the ETFs, and their extensive investment experience, was presented to the Board, and that information appears in Appendix F.

Based on their review and other considerations, the Board determined, in the exercise of its business judgment, that it was satisfied with the nature and quality of the services expected to be provided under the New Management Agreement.

Performance.  The Board noted that Columbia had not previously managed the ETFs, so past performance information for the ETFs would not be useful in assessing Columbia’s record. With respect to each ETF, the Board considered the investment performance achieved by the proposed portfolio managers for mutual funds with similar investment strategies to those of the ETFs. In this connection, the Board noted the favorable performance of these accounts as compared to relevant benchmarks. Based on its review, the Board determined, in its business judgment, that engaging Columbia could benefit each ETF and its shareholders.

Comparative Fees and Expenses.  In considering the proposed management fees, the Board noted that the proposed fees would increase from current fee rates. The Board observed, however, that Columbia was proposing to maintain current expense limitations at current levels through March 1, 2012, resulting in no increase in expenses to shareholders through that date. The Board reviewed and considered the management fees in light of the nature, quality and extent of the services expected to be provided by Columbia. The Board also noted that the level of service fees reflected a rational pricing model applied consistently across the mutual funds managed by Columbia. With respect to the proposed new management fees, the Board considered the proposed fee structures compared to data compiled by an independent party showing a graphical comparison of an ETF’s category median management fees at various levels to the proposed management fee structures for the ETFs, and the Board noted that the proposed fee structures were in line with or lower than the Morningstar category median information at nearly every data point. The Board noted that actively-managed ETFs, such as the ETFs, were relatively unique, but considered that the management services to be provided by Columbia were similar to the same types of services it and other managers provide to mutual funds and reviewed management fees in this context. The Board also observed that Columbia would be subject to a negligence standard and was thus subjecting itself to greater potential exposure and assuming responsibility for negligent behavior. The Board also reviewed information showing fees charged by Columbia to its institutional accounts, and noted that although fees charged to these accounts were generally lower than those proposed for the ETFs, fewer services were provided to these accounts than would be expected to be provided to the ETFs such that the comparison was less relevant than other information provided. The Board also noted that Columbia’s proposed fees included breakpoints, such that if assets increase, the ETFs would share in potential economies of scale. However, the Board recognized that breakpoints would not be achieved at current asset levels, and there was no assurance that asset levels would increase to achieve the benefits of any breakpoints in the fee schedules.

The Board also considered each ETF’s anticipated expense ratio and noted that Columbia had agreed to waive all or a portion of its management fee and make payments so that each ETF’s expense ratio (excluding certain enumerated expenses) did not exceed a certain level through March 1, 2012. The Board noted that, in light of the expense limitations that would be continued by Columbia, the total expenses of the ETFs would not increase until March 1, 2012.

Based on these and other considerations, the Board, in the exercise of its business judgment, determined that the fees and expenses of each ETF under the New Management Agreement would be fair and reasonable. The Board also determined, in the exercise of its business judgment, that the management fees would be provided for bona fide advisory or other services.

Costs and Profitability.  The Board then considered the estimated profits to be realized by Columbia in connection with providing services to the ETFs, noting that Columbia expected that its relationship with each ETF would be unprofitable to Columbia for the first year due to the expense limitations, even with the increase in management fees. The Board noted that because Columbia had not yet provided services to the ETFs, it was difficult to estimate how profitable an ETF would be to Columbia. The Board also noted Columbia’s commitment to the success of the ETFs and its undertaking to make payments or waive all or a portion of its management fee so that each ETF’s expense ratio (excluding certain enumerated expenses) did not exceed a certain level through March 1, 2012. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage each ETF and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Columbia would agree to pay in accordance with the New Management Agreement. Under the totality of the circumstances, the Board concluded in the exercise of its business judgment that the estimated profits to be realized by Columbia with respect to each ETF would not be excessive in view of the nature, extent and quality of the services to be provided.

Other Benefits.  The Board also considered the extent to which Columbia and its affiliates might derive ancillary benefits from ETF operations. For example, Columbia may engage in soft dollar transactions. In this connection, the Board received information regarding Columbia’s procedures for executing portfolio transactions for the ETFs and its policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers, recognizing that brokerage executions for the ETFs, given the ETFs’

in-kind creation and redemption processes, may not be significant. The Board also considered other potential benefits to Columbia, including that, in the future, if the ETFs are sold through financial intermediary affiliates of Columbia, the affiliate could receive certain benefits. Based on these and other considerations, the Board determined that other benefits were not a material factor to consider in approving the New Management Agreement.

Economies of Scale.  The Board also considered whether economies of scale would be realized by each ETF as its assets grow larger, including the extent to which this is reflected in the level of fees to be charged. The Board noted that the proposed management fees for each ETF would include breakpoints, which was not the case under the Current Management Agreement. The Board discussed with Columbia the proposed breakpoints, and assessed the levels at which the fee would decrease in the future, noting that each ETF was not currently at a level to achieve the first breakpoint. Based on the opportunity to share in potential economies of scale in the future, and the levels at which the breakpoints may be available in the future, the Board generally concluded that Columbia proposed an appropriate sharing of economies of scale, if any.

Alternatives.  The Board considered various alternatives to the New Management Agreement, including liquidating the ETFs. Based on discussions with Grail, including the need for it to consummate a transaction in order to enable it to continue its operations, including paying its current and future obligations under its fee waiver and expense reimbursements agreement, the Board concluded that liquidation of the ETFs would likely be the only alternative to engaging Columbia under the New Management Agreement. Since the proposed New Management Agreement would afford shareholders the numerous benefits described above, and liquidation could result in unfavorable tax consequences for some shareholders of the ETFs, depending on when they purchased shares and, if a sale of all of the equity of Grail was not completed, Grail might not be able to satisfy its expense reimbursement obligations to the ETFs resulting in losses for shareholders, the Board determined not to liquidate any ETFs but instead to engage Columbia under the New Management Agreement, subject to shareholder approval of the New Management Agreement.

Section 15(f) of the 1940 Act.

Section 15(f) provides a non-exclusive safe harbor under which an investment adviser to an investment company or any of its affiliated persons may receive any amount or benefit in connection with a change in control of the investment adviser provided two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company may not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide additional investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), if the New Management Agreement and the Nominees for Trustee, described in Proposal 2, are approved, and the Transaction is completed, at least 75% of the Trustees would be Independent Trustees and would be in compliance with this provision of Section 15(f). If the Transaction is completed and the New Management Agreement for each ETF is approved, but the Nominees are not approved, an additional Independent Trustee may be appointed to the Board or the current “interested” Trustee would resign so that compliance with Section 15(f) would still be maintained. With respect to the second condition of Section 15(f), Columbia and Grail represented to the Board that no advisory fee increases were contemplated during the two years following the consummation of the Transaction, except the proposed increase in the fees contemplated under the New Management Agreement, which the Independent Trustees had reviewed and concluded were reasonable and fair in relation to the services expected to be provided and which represented bona fide advisory or other fees.

If approved by shareholders of an ETF, the New Management Agreement would take effect as soon as practicable following such approval, upon closing of the Transaction.

If shareholders of an ETF do not approve this Proposal 1, the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future, other advisory arrangements, or whether to liquidate the ETF.

Required Vote

The ETFs will each vote on the New Management Agreement separately. Approval of the New Management Agreement for one ETF is not conditioned on another ETF also approving the New Management Agreement. Approval of this Proposal 1 for an ETF requires the affirmative vote of a “majority of the outstanding voting securities” of the ETF entitled to vote on the Proposal, as defined in the 1940 Act and set forth above.

YOUR BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH ETF VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: ELECTION OF NINE TRUSTEES TO THE BOARD
(all ETFs, voting together)

The following persons have been nominated by the Board to serve as a Trustee until his/her successor has been elected. Each Trustee Nominee is being nominated to serve as a Trustee to the Trust for the first time. One of the Trustee Nominees, William F. Truscott, would be considered to be an interested person of the Trust, as that term is defined by the 1940 Act, if elected. The remaining eight (8) Trustee Nominees do not hold any position with the Trust, and would be considered Independent Trustees, if elected. Each Trustee Nominee has consented to serve as Trustee if elected. The tables below set forth information concerning each Trustee Nominee. As of April 15, 2011, each Trustee Nominee oversees 128 portfolios in the Columbia Family of Funds managed by Columbia. Under the current policy applicable to the Trustee Nominees in connection with their service as members of the board of certain of the funds in the Columbia Family of Funds, a board member generally serves until the next board meeting after he or she reaches the mandatory retirement age established by the board, or the fifteenth anniversary of the first board meeting they attended as members of the board.

	Principal Occupation	Present or Past (within past 5
Nominees for Independent Trustee	(s) During Past 5 Years	Years) Other Directorships

Kathleen Blatz 901 Marquette Ave. South Minneapolis, MN 55402 Age 56	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	Other funds in the Columbia Family of Funds
Pamela G. Carlton 901 Marquette Ave. South Minneapolis, MN 55402 Age 56	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	Other funds in the Columbia Family of Funds
Patricia M. Flynn 901 Marquette Ave. South Minneapolis, MN 55402 Age 60	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	Other funds in the Columbia Family of Funds
Stephen R. Lewis, Jr. 901 Marquette Ave. South Minneapolis, MN 55402 Age 72	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems); other funds in the Columbia Family of Funds
John F. Maher 901 Marquette Ave. South Minneapolis, MN 55402 Age 67	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services)	Other funds in the Columbia Family of Funds
Catherine James Paglia 901 Marquette Ave. South Minneapolis, MN 55402 Age 58	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Other funds in the Columbia Family of Funds
Leroy C. Richie 901 Marquette Ave. South Minneapolis, MN 55402 Age 69	Counsel, Lewis & Munday, P.C. (law firm) and former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation (automotive)	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services); other funds in the Columbia Family of Funds
Alison Taunton-Rigby 901 Marquette Ave. South Minneapolis, MN 55402 Age 66	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs); other funds in the Columbia Family of Funds

	Principal Occupation (s)	Present or Past (within past 5
Nominee for Interested Trustee*	During Past 5 Years	years) Other Directorships

William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	Other funds in the Columbia Family of Funds

*	Mr. Truscott would be considered an interested person by reason of being an officer, director, security holder and employee of Columbia and/or Ameriprise.

Additional Information about the Trustee Nominees

The Trustees believe that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees lead to the conclusion that the Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with Columbia (with which they are already familiar), other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, if elected, support this conclusion. The Trustees have also considered not only the contributions that each Nominee can make to the Board and the Trust based upon their particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity. The Nominating Committee believes that the Board generally benefits from diversity of background, experience and views among its members, but has not adopted any specific policy on diversity or any particular definition of diversity.

As described in the table above, the Independent Trustee Nominees possess the experience and skills to provide them a basis of acquiring knowledge of the business and operation of the ETFs and the Trust. The

Board believes that the Trust will be well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Nominating Committee took the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the proposed Nominees.

Professional Background — 2010
		For Profit	Non-Profit;
		CIO/CFO;	Government;		Legal;
Name	Geographic	CEO/COO	CEO	Investment	Regulatory	Political	Academic

Blatz	MN		X		X	X
Carlton	NY			X	X
Flynn	MA						X
Lewis	MN		X				X
Maher	CT	X		X
Paglia	NY	X		X
Richie	MI	X			X
Taunton-Rigby	MA	X		X

As discussed in Proposal 1, shareholders are being asked to vote on the New Management Agreement with Columbia and, if approved, the ETFs would be advised by Columbia, as their new investment manager. In connection with the potential transition of investment management services to the Trust, the current Trustees are, subject to shareholder approval of the Nominees and approval of the New Management Agreement and completion of the Transaction, expected to resign. Neither of the current Trustees has had any disagreements with the Trust or Grail concerning the Trust’s operations, policies or practices.

If elected, each of the Trustee Nominees will serve as a member of the Trust’s Board of Trustees. The current Trustees met on April 4, 2010 with the Nominee expected to serve as Chairman of the Board, if the Nominees are elected, and another Nominee. The Trustees reviewed information about each of the Nominees and, at a Nominating Committee meeting held on April 13, 2011, the Nominating Committee, which is comprised of all of the Independent Trustees, determined to recommend each Nominee to the full Board for approval as Trustees. The full Board met on April 13, 2011, and determined to recommend the Nominees and submit them to shareholders for their consideration. The Nominating Committee’s processes for identifying and evaluating nominees are described in its charter, which is attached as Appendix G, and more information about the Nominating Committee appears below.

If the Trust’s shareholders approve this proposal, the Nominees will take office shortly after the Special Meeting, and the Board will be composed of one (1) “interested” Trustee and eight (8) Independent Trustees. Accordingly, more than 75% of the Board will be composed of Independent Trustees.

Pursuant to the Trust’s Trust Instrument, each Trustee will serve until his or her successor is elected, he or she dies, or the Trust terminates. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to the other Trustees. Such resignation will be effective upon delivery unless specified to be effective at some other time. Any Trustee may be removed at any time by a written instrument signed by at least two-thirds of the remaining Trustees, specifying the date of removal. If a Trustee has become incapacitated or is otherwise unable to serve, the Trustee may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement. Any Trustee may also be removed at any meeting of Shareholders by a vote of two thirds of the combined total of all Shares of the Trust issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning 10% or more of the Shares of the Trust in the aggregate.

Board Structure

The current Board’s structure and role are described below. It is expected that, if the Nominees are elected to serve as Trustees, the Board would reconstitute its committee structure to reflect practices and structures it uses to oversee the other funds they oversee and that are managed by Columbia. For example, the Board may create or redesignate committees such as a Board Governance Committee, a Compliance Committee, a Contracts Committee, an Executive Committee, an Investment Review Committee and an Audit Committee, and each such committee is expected to be comprised solely of Independent Trustees. Further, it is expected that the Nominees would elect an Independent Trustee to serve as Chairman of the Board.

Currently, William M. Thomas is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and all meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

The current Board believes that having an interested Chairman, who is familiar with Grail and its operations, while also having two-thirds of the Board composed of Independent Trustees, has struck an appropriate balance that allowed the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The current Board does not believe that an independent Chairman would enhance the Board’s effectiveness, as the relatively small size of the Board’s current composition allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees currently have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings. In addition, the Independent Trustees currently have appointed a lead Independent Trustee, Dennis Schmal, to receive information from (and convey information to) management on behalf of the Independent Trustees and, when receiving information from management, disseminate it to the broader group of Independent Trustees, as necessary.

The Board currently holds four regularly scheduled in-person meetings each year. The Board or the Independent Trustees may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person meeting of the Board, during a portion of each such separate meeting management is not present. During the fiscal year ended October 31, 2010, the Board held five meetings. Each current Trustee attended more than 75% of the Board’s meetings and its committees’ meetings during such fiscal year.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees are appropriate under the circumstances. Based on such self-assessment, among other things, the Board believes that its current structure is appropriate. As part of this self-assessment, the Board considered several factors, including the number of ETFs overseen by the Board, their investment objectives, the responsibilities entrusted to Grail and other service providers with respect to the oversight of the day-to-day operations of the Trust and the ETFs.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of Grail, the primary sub-advisers and investment sub-advisers of the ETFs and the Trust’s other service providers. As part of its oversight function, the Board monitors the different investment advisers’ risk management, including, as applicable, their management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, Grail, the sub-advisers, other service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

The Board’s oversight role, as described above, is not expected to change materially upon the election of the Trustee Nominees.

Committees

The Board currently has three standing committees: an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee. Currently, each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally each ETF’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of each ETF’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to each ETF’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. During the fiscal year ended October 31, 2010, the Audit Committee met three times. The Audit Committee operates under a written charter approved by the Board, which is attached to this Joint Proxy Statement as Appendix H.

The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not interested persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are interested persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. During the fiscal year ended October 31, 2010, the Nominating Committee met once.

The purposes of the Qualified Legal Compliance Committee are to: (1) receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any Trustee, officer, director, employee, or agent of the Trust; (2) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder; and (3) perform such other duties as may be assigned to it, from time to time, by the Board. During the fiscal year ended October 31, 2010, the Qualified Legal Compliance Committee did not meet.

Shareholders may send communications to the Trustees by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to the Trust’s office. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. These communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

As noted above, upon the election of the Trustee Nominees, these committees may be redesignated or new committees may be created.

Equity Ownership of Nominees.  None of the Nominees currently own any shares of any of the ETFs.

None of the Nominees for Independent Trustee currently own any shares or interests in Columbia or Grail, or any person that controls, is controlled by, or is under common control with, Columbia, including Ameriprise, or Grail.

Compensation of Trustees and Officers

Interested Trustees are not compensated by the Trust. The Trust currently pays each Independent Trustee $20,000 per year for attendance at meetings of the Board and, beginning in 2011, pays each Independent Trustee $5,000 per in-person Board meeting attended and $1,500 for each teleconference Board meeting, committee meeting, or executive session of the Independent Trustees. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the ETF’s expenses, and Trustees are not entitled to benefits upon retirement from the Board. The Trust’s officers receive no compensation directly from the Trust.

The table below sets forth the total remuneration of Trustees of the Trust for the fiscal year ended October 31, 2010. Compensation paid by the Trust is allocated across the ETFs on the basis of net assets. It is expected that, if the Nominees are elected, the compensation of the Independent Trustees would be reviewed and aligned with the compensation structure payable by other funds managed by Columbia and overseen by the Nominees. Accordingly, although the size of the Board would increase if the Nominees are elected, the amount of compensation paid by the Trust under such compensation structure would be approximately $500 per ETF, per annum (in aggregate for all Nominees) based upon the current asset levels of the ETFs.

		Pension or
		Retirement
	Aggregate	Benefits Accrued as	Estimated Annual	Total Compensation
	Compensation	Part	Benefits Upon	from Fund Complex
Name	From ETFs	of Trust Expenses	Retirement	Paid to Trustees*

Charles H. Salisbury, Jr.	$20,000	None	None	$20,000
Dennis G. Schmal	$20,000	None	None	$20,000

*	The “Fund Complex” currently consists of five ETFs.

Independent Registered Public Accounting Firm

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103 serves as independent registered public accounting firm for the Trust and is responsible for auditing the annual financial statements of the ETFs. Representatives of KPMG are not expected to be present at the Special Meeting and will not have an opportunity to make a statement, but will be available should questions arise.

Audit Fees.  The aggregate fees billed for professional services rendered by KPMG for the audit of the Trust’s annual financial statements and services normally provided by KPMG in connection with the statutory and regulatory filings or engagements for the fiscal years ended October 31, 2009 and October 31, 2010 were $81,500 and $99,000, respectively.

Audit-Related Fees.  KPMG did not bill the Trust for any assurance or other services related to the performance of the audit of the Trust’s financial statements, other than those reported under “Audit Fees” above, during the Trust’s two most recently completed fiscal years.

Tax Fees.  The aggregate fees billed for tax services rendered by KPMG for tax compliance, tax advice, and tax planning for the fiscal years ended October 31, 2009 and October 31, 2010 were $25,000 and $41,600, respectively.

All Other Fees.  KPMG did not bill the Trust for other products and services, other than the services reported above, for the Trust’s two most recently completed fiscal years.

Aggregate Non-Audit Fees.  Other than the tax fees noted above, there were no non-audit fees billed by KPMG for the last two fiscal years.

Audit Committee Pre-Approval Policies and Procedures.  The Audit Committee is required to preapprove audit and non-audit services performed for the Trust by KPMG. The Audit Committee also is required to pre-approve certain non-audit services performed for Grail or any entity controlling, controlled by, or under common control with Grail that provide services to the Trust and such services are directly related to the operations and financial reporting of the Trust. Other than the tax fees noted above, no such non-audit services are provided by KPMG.

Required Vote

The ETFs will vote on the Nominees together. Approval of a Nominee requires a plurality of votes.

YOUR BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH ETF VOTE “FOR” EACH NOMINEE.

PROPOSAL 3 — APPROVAL OF RULE 12b-1 DISTRIBUTION AND SERVICE PLAN
(Grail McDonnell Intermediate Municipal Bond ETF and the Grail McDonnell Core Taxable Bond ETF only)

Rule 12b-1, adopted by the SEC under the 1940 Act, governs the adoption of distribution and shareholder service plans. The rule provides, among other things, that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted in accordance with the rule, and which contains certain provisions that have been approved by the Board and shareholders. These fees are intended to compensate the Distributor (currently ALPS Distributors, Inc.) and other persons that have entered into agreements with the Distributor for selling shares of the ETFs and providing services to shareholders.

At the inception of each ETF, the Board approved a Rule 12b-1 Distribution and Service Plan (“Plan”) for each ETF, and did so for the Municipal Bond ETF and Taxable Bond ETF at a meeting on October 14, 2009. The material provisions of the Plan are summarized below, and are qualified in their entirety by reference to the form of Plan appearing in Appendix I. The Plan was subject to its first renewal for the Municipal Bond ETF and Taxable Bond ETF at meetings of the Board in December 2010, but it was not practical to hold in-person meetings of the Board at that time. Although the Plan permits the payment of amounts up to 0.25% of the average daily net assets of an ETF to be made under the Plan, no such payments had been authorized by the Board, so the Plans for the Municipal Bond ETF and Taxable Bond ETF were permitted to lapse without being renewed. Since shareholders are being solicited with respect to other matters, the Board has determined to also submit this Proposal to approve the Plan to shareholders of the Municipal Bond ETF and Taxable Bond ETF for their approval. As noted below, the Plan is materially the same as what had been approved for the ETFs until the lapse of the Plan in recent months, and no fees have been paid under the Plan, nor have any such fees been approved by the Board at this time. If approved by shareholders, the Plan will become effective shortly after approval, regardless of whether any other Proposal is approved.

Under the Plan, the Municipal Bond ETF and Taxable Bond ETF may each pay up to 0.25% of its average daily net assets to finance any activity primarily intended to result in the sale of such ETF’s shares or the provision of shareholder services. As noted in the Plan, payments may be made for:

(a) compensation paid to registered representatives of the Distributor and other persons that have entered into agreements with the Distributor;

(b) salaries and other expenses of the Distributor or other parties relating to selling or servicing efforts, including travel, communications and the provision of sales personnel;

(c) expenses of organizing and conducting sales seminars, printing of prospectuses, statements of additional information and reports for other than existing shareholders;

(d) preparation and distribution of advertising materials and sales literature, and expenses associated with other marketing and sales promotions;

(e) distribution and/or shareholder service assistance through financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and the affiliates and subsidiaries of the Trust’s service providers;

(f) delivering any notices of shareholder meetings and proxy statements accompanying such notices in connection with general and special meetings of interest holders of the Trust; and/or

(g) ongoing services to shareholders which facilitate the continued retention of investors as shareholders of an ETF.

In addition, the Distributor may use some or all of the amounts it receives to compensate broker-dealers and other persons that are Authorized Participants, as defined in the Trust’s registration statements, for providing distribution assistance.

The Plan is a compensation-type plan, meaning that (if authorized in the future), fees payable under the Plan would be made regardless of actual expenses incurred by the Distributor or other party entitled to receive payments under the Plan, up to 0.25% of an ETF’s average daily net assets. Over time, fees payable under the

Plan, if approved for payment by the Board, would reduce the return on a shareholder’s investment. Further, the Plan contains a “defensive” provision, which provides that if Grail (or a future investment adviser) or the Distributor make payments from their own resources that are subsequently deemed to be the indirect financing of an activity primarily intended to result in the sale of an ETF’s shares, such payments would be deemed to be authorized by the Plan. This aspect of the Plan would not result in additional amounts being expended by an ETF. Rather, its effect would be to protect the parties, if payments made by Grail (or a future investment adviser) or the Distributor from their own resources were subsequently characterized as payments that should have been made pursuant to a 12b-1 plan.

If approved by shareholders, the Plan would take effect shortly after the Special Meeting, and may continue thereafter from year to year if specifically approved at least annually by vote of a majority of both (a) the Trustees and (b) the Independent Trustees, cast in person at a meeting called for such purpose.

If the Board permits payments to be made under a Plan in the future, the Board would receive reports, at least quarterly, showing the amounts paid under the Plan, the purposes for which such expenditures were made and such other information as from time to time the Board may reasonably request. Shareholders would also be notified that payments had been approved under the Plan.

In approving the Plan and determining to submit it to shareholders for their approval, the Board, including the Independent Trustees, met at an in-person meeting on April 4, 2011 and determined that there is a reasonable likelihood that the proposed Plan will benefit the Trust and each ETF and its shareholders, and that the Plan is in the best interests of shareholders. The Board noted that no payments would be authorized under the Plan unless and until the Board approved the payments of any such fees under the Plan. The Board also noted that the Plan was substantively the same Plan as had been in place for the ETFs, prior to its lapse, since inception of each ETF, and noted that approving the Plan and submitting it to shareholders at a time when shareholders are otherwise considering matters would save the expense of a further solicitation should the Board decide in the future that payments under the Plan should be authorized. As a result of its consideration of the foregoing factors, the Board voted to approve the Plan and to submit it to the shareholders for their approval.

Required Vote

Shareholders of each of the Municipal Bond ETF and Taxable Bond ETF will vote on the Plan separately. Approval of the Plan for one ETF is not conditioned on the other ETF also approving the Plan. Approval of this Proposal 3 for an ETF requires the affirmative vote of a “majority of the outstanding voting securities” of the ETF entitled to vote on the Proposal, as defined in the 1940 Act and set forth above.

YOUR BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH ETF VOTE “FOR” PROPOSAL 3.

PROPOSAL 4 — APPROVAL OF THE MANAGER OF MANAGERS PROPOSAL
(RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond
ETF and Grail McDonnell Core Taxable Bond ETF only)

(collectively, the “MoM ETFs”)

The Board has approved, and unanimously recommends that shareholders approve, a proposal authorizing the MoM ETFs and their investment manager (Columbia, if approved pursuant to Proposal 1) to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of the ETFs’ investment manager, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”). The initial shareholder of the Grail American Beacon Large Cap Value ETF, prior to its public launch, approved the “manager of managers” structure for that ETF, so approval of that ETF’s shareholders of the Manager of Managers Proposal is not being sought.

The Manager of Managers Proposal

Shareholder Approval of Subadvisory Agreements.  Federal securities laws generally require that shareholders approve advisory agreements with a subadviser. Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the subadviser or investment adviser. In order to obtain shareholder approval, the ETF must call and conduct a shareholder meeting, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board, which has approved the manager of managers structure for another series of the Trust, believes that it is in the MoM ETFs’ shareholders’ best interests to make the “manager of managers” structure available to all the ETFs. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval of new subadvisory agreements or to materially amend existing subadvisory agreements in the future. This approach also will align the policies of the ETFs with respect to the ability to implement subadvisory changes with those of most of the funds in the Columbia Family of Funds currently managed by Columbia. Although Columbia has no present intention to employ subadvisers for any of the ETFs or to use the “manager of managers” structure for the ETFs, its plans may change in the future, and the flexibility afforded by the relief, if approved by shareholders, will allow the structure to be implemented, upon approval of the Board, but without the expense of holding an additional shareholder meeting.

SEC Exemptive Order.  On October 8, 2009, the SEC granted an order exempting the Trust and Grail from the federal securities law requirements to obtain shareholder approval regarding unaffiliated subadvisers (the “SEC Exemptive Order”). The SEC Exemptive Order permits the Trust and Grail, as its investment adviser, to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to amend subadvisory agreements, with the approval of the board of the affected ETF, but without the approval of shareholders, provided shareholders approve the ETF’s authority to operate in such a manner. The SEC Exemptive Order is available to all the ETFs and, if Proposal 1 is approved and the Transaction is completed, Columbia may recommend to the Trust’s Board the hiring of a new subadviser, the rehiring of an existing subadviser that has experienced a change of control, and the amendment of existing subadvisory agreements, with the approval of the Board, but without the approval of an ETF’s shareholders. Columbia has experience with the structure, as it has obtained a comparable order and operates other funds using the “manager of managers” structure.

Under the SEC Exemptive Order, the affected ETFs and Columbia (if approved under Proposal 1) will be subject to several conditions imposed by the SEC to ensure that the interests of the ETFs’ shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new subadviser, an ETF will provide shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that the ETF would otherwise have been required to send to shareholders in a proxy statement.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of management fees that would be paid by the ETFs to Columbia.

The SEC Exemptive Order would be available in the following situations, among others, if the Manager of Managers Proposal is approved:

•	Columbia recommends that an ETF’s day-to-day management be diversified by adding another subadviser;

•	Columbia recommends that a subadviser be removed because of performance or other issues and be replaced with a different subadviser;

•	There is a change of control of a subadviser; or

•	To amend an existing subadvisory agreement.

Board Considerations Regarding Approval of the Manager of Managers Proposal

The Board believes that it is in the best interest of the ETFs and their shareholders to afford the ETFs and their investment manager (if approved pursuant to Proposal 1, Columbia) the flexibility to provide investment advisory services to each ETF through one or more subadvisers that have particular expertise in the type of investments in which an ETF invests. The Board has approved the structure for another ETF, but, at the launch of the MoM ETFs, Grail and the current subadvisers did not envision a need for the structure and did not implement it.

As described above, absent shareholder approval of the SEC Exemptive Order, the Board must call and hold a shareholder meeting, create and distribute proxy materials and solicit votes from shareholders of each MoM ETF for which Columbia sought to appoint a new subadviser or modify a subadvisory agreement materially. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, Columbia would be able to act more quickly to appoint a new subadviser if and when the Board and Columbia believe that the appointment would benefit the ETF. The Board believes that granting the ETF’s investment adviser (subject to review and approval by the Board) maximum flexibility to select subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow each ETF to operate more efficiently.

Finally, the Board believes that it will retain sufficient oversight of each ETF’s subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever Columbia selects a subadviser or modifies a subadvisory agreement. The Board will continue to evaluate and to approve all proposed subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements, if any. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. The Trustee Nominees are familiar with the “manager of managers” structure, as most of the funds in the Columbia Family of Funds have approved a substantially similar SEC order and many such funds operate pursuant to that order. As with each ETF’s investment management services agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

At a meeting held on April 4, 2011, the Board voted to present the Manager of Managers Proposal for shareholder approval. This Proposal 4 is not contingent on the approval of any other Proposal, and if Proposal 1 is not approved, and the MoM ETFs approve this Proposal 4, the “manager of managers” structure would be available for Grail, as the continuing manager of the ETFs, to use if the conditions of the SEC Exemptive Order are satisfied.

Required Vote

Each MoM ETF will vote on the Manager of Managers Proposal separately. Approval of the proposal for one MoM ETF is not conditioned on another MoM ETF also approving the structure. Approval of this Proposal 4 for a MoM ETF requires the affirmative vote of a “majority of the outstanding voting securities” of the MoM ETF entitled to vote on the Proposal, as defined in the 1940 Act and set forth above.

YOUR BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH MoM ETF VOTE “FOR” PROPOSAL 4.

PROPOSAL 5 — APPROVAL OF CHANGES TO THE FUNDAMENTAL INVESTMENT LIMITATION ON CONCENTRATION
(each ETF, voting separately)

Each ETF currently has a fundamental investment limitation regarding concentration providing that an ETF may not:

Regarding concentration, invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry or group of industries provided that:

(i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and

(ii) municipalities and their agencies and authorities are not deemed to be industries.

The proposed fundamental investment limitation regarding concentration would provide that an ETF may not:

Regarding concentration, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

(i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and

(ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the ETFs.

Under the 1940 Act, an ETF’s policy regarding concentration of investments in the securities of companies in any particular industry must be a fundamental policy, which means that it may only be changed upon shareholder approval. While the 1940 Act does not define “concentration,” the SEC staff takes the position that an ETF “concentrates” its investments if it invests 25% or more of its total assets in one or more issuers conducting their principal activities in any particular industry, and that 25% limit is incorporated into both the current and the proposed fundamental investment limitations. Investment companies, such as the ETFs, are not permitted to concentrate investments in any particular industry unless the intention to do so is disclosed. The ETFs do not intend to concentrate their investments in any particular industry.

The proposed fundamental investment limitation regarding concentration is intended to align the ETFs’ fundamental investment limitation with those of other funds managed by Columbia in the Columbia Family of Funds. By aligning the concentration limitation with those of similarly- managed funds, Columbia will be able to more efficiently and more easily monitor portfolio compliance, reducing the potential for errors. Further, the alignment is expected to allow the portfolio managers, who also manage other funds in the Columbia Family of Funds, to implement portfolio changes across similarly-managed funds more easily. Besides measuring compliance with the limitation by reference to a particular industry, rather than an industry or group of industries, the proposed limitation contains an exception from the 25% limitation specifically permitting investment in the securities of management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the ETFs. By expressly permitting investments in the securities of management investment companies, the proposed limitation clarifies that these investments would not be an investment in an industry (for example, financial services) that would need to be aggregated with other investments, which could then limit an ETF’s ability to pursue its investment program in the future. Under both the current and the proposed fundamental investment limitations, the concentration limitation would not apply to investments in specified governmental obligations.

Columbia has advised that the proposed revision to the fundamental investment limitation on industry concentration, if approved, is not expected to impact materially the manner in which it would manage the

ETFs’ investment programs, as reflected in the ETFs’ prospectuses, and the change to the limitation would not impact any of the ETFs’ investment objective(s) or principal investment strategies.

In determining to approve the proposed change to the fundamental investment limitation regarding concentration, the Board considered that the change was not expected to impact any ETFs’ investment program or how it was managed, and that the purpose of the change was to align the ETFs’ concentration limitation with those of similarly-managed funds in the Columbia Family of Funds, permitting Columbia to more efficiently and more easily monitor portfolio compliance, reducing the potential for errors. Accordingly, the Board determined to approve the proposed change to the fundamental investment limitation and submit it to shareholders of each ETF for their approval.

Required Vote

Each ETF will vote on the proposal to change the concentration limitation separately. Approval of the proposal for one ETF is not conditioned on another ETF also approving the proposal. Approval of this Proposal 5 for an ETF requires the affirmative vote of a “majority of the outstanding voting securities” of the ETF entitled to vote on the Proposal, as defined in the 1940 Act and set forth above.

YOUR BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH ETF VOTE “FOR” PROPOSAL 5.

SUPPLEMENTAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

Grail Advisors, LLC currently serves as the ETFs’ investment adviser. Grail is currently a majority-owned subsidiary of Grail Partners, LLC. Grail Partners, LLC is engaged in merchant banking activities and provides consultative services and capital to global investment management firms and financial services businesses. Grail Partners, LLC is registered as a broker-dealer, but is not principally or otherwise engaged in securities dealing, market making, floor brokerage, exchange specialist activities, proprietary trading or similar securities-related activities. Grail is a registered investment adviser and is located at One Ferry Building, Suite 255, San Francisco, CA 94111.

BNY Mellon, located at One Wall Street, New York, New York 10286, serves as Custodian, Administrator, Fund Accountant and Transfer Agent to each ETF.

ALPS Distributors, Inc. serves as the Distributor of shares of each ETF, and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

BROKERAGE COMMISSIONS TO AFFILIATES

During the fiscal year ended October 31, 2010, no brokerage commissions were paid to affiliated brokers. Although Columbia is affiliated with several broker-dealers, Columbia does not anticipate placing trades on behalf of the ETFs with any entities that are under common control with Columbia.

VOTING MATTERS

The ETFs will solicit proxies by mail. Certain of the Trust’s officers, or officers and employees of Grail, Columbia or Ameriprise, may solicit by telephone or personally. The Trust will not pay these officers and employees specifically for soliciting proxies. The ETFs will not bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the ETFs. These expenses will be shared jointly by Columbia and Grail. The cost of soliciting proxies is expected to be approximately $[     ] for all of the ETFs. The Trust has retained Computershare Fund Services, a proxy solicitation firm, to solicit proxies. To reduce expenses and duplicate mail, the ETFs will send only one copy of this proxy statement to each household address (i.e., householding) unless they have received contrary instructions. If you share an address with another shareholder, but wish to receive a separate copy of this proxy statement, please call (866) 963-6128 and Computershare Fund Services will promptly send you a separate copy.

The Special Meeting could be adjourned with respect to an ETF if, for example, a quorum does not exist or if sufficient votes to approve a proposal are not received. The Trust may hold the Special Meeting for one proposal and adjourn the Special Meeting for any other proposal. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments. The Special Meeting may be adjourned without notice other than an announcement at the Special Meeting.

The Special Meeting for each ETF will be held simultaneously with the Special Meeting for each other ETF, with each proposal (except Proposal 2) being voted on separately by the shareholders of the relevant ETF. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her ETF’s meeting to a time after the Special Meeting so that a meeting for that ETF may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the SEC, shareholder proposals meeting certain tests contained in those rules may, under certain conditions, be included in the Trust’s proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Trust of any such proposal. Since the ETFs do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received a reasonable time before the printing and mailing of proxies for the meeting occurs. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The Board knows of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the person acting pursuant to the enclosed form of proxy to vote the shares represented by the proxies in accordance with his or her best judgment with respect to such matters.

GRAIL ADVISORS ETF TRUST

William M. Thomas
President

San Francisco, California
April [  ], 2011

Appendix A

ETF Ownership and Principal Shareholders

The following tables set forth certain information regarding the ownership of shares of the ETFs as of the Record Date by each person or entity known by the ETFs to own beneficially or of record more than five percent of the shares of the ETF in question.

LCV ETF

*
*

*	Shareholders of record, not beneficial owners.

Growth ETF

*
*

*	Shareholders of record, not beneficial owners.

Focused LCG ETF

*
*

*	Shareholders of record, not beneficial owners.

Municipal Bond ETF

*
*

*	Shareholders of record, not beneficial owners.

Taxable Bond ETF

*
*

*	Shareholders of record, not beneficial owners.

A-1

Appendix B

FORM OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

This Agreement, dated as of [          ], 2011, is by and between is by and between Columbia Management Investment Advisers, LLC (the “Investment Manager”), a Minnesota limited liability company and the registered investment companies listed in Schedule A (each a “Registrant”), each on behalf of its separate underlying series, as applicable, listed in Schedule A. The terms “Fund” or “Funds” are used to refer to either the Registrant or its underlying series, as context requires).

Part One: INVESTMENT MANAGEMENT AND OTHER SERVICES

(1) The Fund hereby retains the Investment Manager, and the Investment Manager hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board of Trustees (the “Board”), which investments, in the Investment Manager’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Investment Manager deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; to establish and make subsequent modifications to the lists of securities required to be tendered and accepted in connection with Fund creations and redemptions; and to furnish all other services of whatever nature that the Investment Manager from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; subject always to oversight by the Board and the authorized officers of the Fund. The Investment Manager agrees: (a) to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser); and (b) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Investment Manager agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Investment Manager’s performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of the Fund in such form and at such intervals as the Board may reasonably request. The Fund agrees that the Investment Manager may, at its own expense, subcontract for certain of the services described under this Agreement (including with affiliates of the Investment Manager) with the understanding that the quality and scope of services required to be provided under this Agreement shall not be diminished thereby, and also with the understanding that the Investment Manager shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Investment Manager. The Investment Manager agrees that, in the event it subcontracts with another party for some or all of the investment management services contemplated by this Agreement with respect to the Fund in reliance on an applicable “manager-of-managers” exemptive order or a subsequent order containing such conditions, the Investment Manager will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to provide purchase and sale recommendations to the Investment Manager or investment advice to all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.

(2) The Investment Manager shall comply (or cause the Fund to comply, as applicable) with all applicable law, including but not limited to the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “1940 Act”), the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder, the 1933 Act, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company.

(3) The Investment Manager shall allocate investment opportunities among its clients, including the Fund, in a fair and equitable manner, consistent with its fiduciary obligations to clients. The Fund recognizes that the Investment Manager and its affiliates may from time to time acquire information about issuers or securities that it may not share with, or act upon for the benefit of, the Fund.

(4) The Investment Manager agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time, as directed by the Board from time to time.

(5) The Investment Manager agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Registrant and further agrees to surrender promptly to the Registrant any of such records upon request.

(6) The Fund agrees that it will furnish to the Investment Manager any information that the latter may reasonably request with respect to the services performed or to be performed by the Investment Manager under this Agreement.

(7) In selecting broker-dealers for execution, the Investment Manager will seek to obtain best execution for securities transactions on behalf of the Fund, except where otherwise directed by the Board. In selecting broker-dealers to execute transactions, the Investment Manager may consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealer’s ability to provide research services. To the extent permitted by law, and consistent with its obligation to seek best execution, the Investment Manager may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Investment Manager determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Investment Manager shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.

(8) Except for willful misfeasance, bad faith or negligence on the part of the Investment Manager in the performance of its duties, or reckless disregard by the Investment Manager of its obligations and duties, under this Agreement, neither the Investment Manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors. To the extent permitted by applicable law, each of the Investment Manager, and its respective directors, officers, partners, principals, employees and agents, shall be entitled to rely, and shall be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. The Fund understands and acknowledges that the Investment Manager does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Fund may have under such laws or regulations.

Part Two: COMPENSATION TO THE INVESTMENT MANAGER

(1) The Fund agrees to pay to the Investment Manager, in full payment for the services furnished, a fee as set forth in Schedule A.

(2) The fee shall be accrued daily (unless otherwise directed by the Board consistent with the prospectus and statement of additional information of the Fund) and paid on a monthly basis and, in the event of the effectiveness or termination of this Agreement, in whole or in part with respect to any Fund, during any month, the fee paid to the Investment Manager shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.

(3) The fee provided for hereunder shall be paid in cash by the Fund to the Investment Manager within five business days after the last day of each month.

Part Three: ALLOCATION OF EXPENSES

(1) The Investment Manager shall (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to this Agreement and (b) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Investment Manager (except to the extent the Board of the Fund shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s)). Except to the extent expressly assumed by the Investment Manager, and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

Part Four: MISCELLANEOUS

(1) The Investment Manager shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement or otherwise, shall have no authority to act for or represent the Fund.

(2) The Fund acknowledges that the Investment Manager and its affiliates may perform investment advisory services for other clients, so long as the Investment Manager’s services to the Fund under this Agreement are not impaired thereby. The Investment Manager and its affiliates may give advice or take action in the performance of duties to other clients that may differ from advice given, or the timing and nature of action taken, with respect to the Fund, and the Investment Manager and its affiliates and their respective clients may trade and have positions in securities of issuers where the Fund may own equivalent or related securities, and where action may or may not be taken or recommended for the Fund. Nothing in this Agreement shall be deemed to impose upon the Investment Manager or any of its affiliates any obligation to purchase or sell, or recommend for purchase or sale for the Fund, any security or any other property that the Investment Manager or any of its affiliates may purchase, sell or hold for its own account or the account of any other client.

(3) Neither this Agreement nor any transaction pursuant hereto shall be invalidated or in any way affected by the fact that Board members, officers, agents and/or shareholders of the Fund are or may be interested in the Investment Manager or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of the Investment Manager are or may be interested in the Fund as Board members, officers, shareholders or otherwise; or that the Investment Manager or any successor or assignee is or may be interested in the Fund as shareholder or otherwise, provided, however, that neither the Investment Manager, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations, United States Securities and Exchange Commission (“SEC”) orders or published SEC staff guidance.

(4) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party’s principal place of business, or to such other address as either party may designate in writing mailed to the other in accordance with this Paragraph (4).

(5) All information and advice furnished by the Investment Manager to the Fund under this Agreement shall be confidential and shall not be disclosed to unaffiliated third parties, except as required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. All information furnished by the Fund to the Investment Manager under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by the foregoing, where it is necessary to effect transactions or provide other services to the Fund, or where the Fund requests or authorizes the Investment Manager to do so. The Investment Manager may share information with its affiliates in accordance with its privacy and other relevant policies in effect from time to time.

(6) This Agreement shall be governed by the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflicts of laws principles thereof.

(7) Investment Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in Registrant’s Trust Instrument and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund. The Investment Manager further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust. This Agreement is executed by the Trust’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of the Trust.

(8) If any term, provision, agreement, covenant or restriction of this Agreement is held by a court or other authority of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

(9) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes and all of which, taken together, shall constitute one and the same instrument.

Part Five: RENEWAL AND TERMINATION

(1) This Agreement shall continue in effect for two years from the date of its execution, and from year to year thereafter, unless and until terminated by either party as hereinafter provided, only if such continuance is specifically approved at least annually (a) by the Board or by a vote of the majority of the outstanding voting securities of the Fund and (b) by the vote of a majority of the Board members who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term “interested person” shall have the same meaning as set forth in the 1940 Act and any applicable order or interpretation thereof issued by the SEC or its staff. As used in this agreement, the term “majority of the outstanding voting securities of the Fund” shall have the same meaning as set forth in the 1940 Act.

(2) This Agreement may be terminated, with respect to any Fund, by either the Fund or the Investment Manager at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.

(3) This Agreement shall terminate in the event of its assignment, the term “assignment” for this purpose having the same meaning as set forth in the 1940 Act, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.

(4) Except as prohibited by the 1940 Act, this Agreement may be amended with respect to any Fund upon written agreement of the Investment Manager and the Trust, on behalf of that Fund.

Part Six: USE OF NAME

(1) At such time as this Agreement or any extension, renewal or amendment hereof, or any similar agreement with any organization which shall have succeeded to the business of the Investment Manager, shall no longer be in effect, the Fund will cease to use any name derived from the name of the Investment Manager or of any organization which shall have succeeded to the Investment Manager’s business as investment adviser.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

[                    ]

By:
Name:

Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:
Name:     Michael A. Jones

Title:	President

Schedule A

Fund	Assets (millions)	Management Fee Rate

[LCV ETF]	$0-$500	0.770%
	$500-$1,000	0.720%
	$1,000-$1,500	0.670%
	$1,500-$3,000	0.620%
	$3,000-$6,000	0.600%
	>$6,000	0.580%
[Growth ETF]	$0-$500	0.770%
	$500-$1,000	0.720%
	$1,000-$1,500	0.670%
	$1,500-$3,000	0.620%
	$3,000-$6,000	0.600%
	>$6,000	0.580%
[Focused LCG ETF]	$0-$500	0.770%
	$500-$1,000	0.720%
	$1,000-$1,500	0.670%
	$1,500-$3,000	0.620%
	$3,000-$6,000	0.600%
	>$6,000	0.580%
[Municipal Bond ETF]	$0-$500	0.480%
	$500-$1,000	0.475%
	$1,000-$2,000	0.445%
	$2,000-$3,000	0.420%
	$3,000-$6,000	0.385%
	$6,000-$9,000	0.360%
	$9,000-$10,000	0.350%
	$10,000-$12,000	0.340%
	$12,000-$15,000	0.330%
	$15,000-$24,000	0.320%
	$24,000-$50,000	0.300%
	>$50,000	0.290%
[Taxable Bond ETF]	$0-$500	0.500%
	$500-$1,000	0.495%
	$1,000-$2,000	0.480%
	$2,000-$3,000	0.460%
	$3,000-$6,000	0.450%
	$6,000-$7,500	0.430%
	$7,500-$9,000	0.415%
	$9,000-$10,000	0.410%
	$10,000-$12,000	0.400%
	$12,000-$20,000	0.390%
	$20,000-$24,000	0.380%
	$24,000-$50,000	0.360%
	>$50,000	0.340%

Appendix C

More Information on Columbia

Executive Officers and Directors of Columbia

Columbia is a wholly owned subsidiary of Ameriprise Financial, Inc. The principal offices of Ameriprise Financial, Inc. are located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Information regarding the officers and directors of Columbia appears below:

Executive Officer and Director Information

Position with
Columbia
	and Year First Elected	Principal Occupation(s)
Name, Year of Birth and Address	or Appointed to Office	During the Past Five Years

Neysa M. Alecu (Born 1964) 2934 Ameriprise Financial Center Minneapolis, MN 55474	Anti-Money Laundering Officer	Vice President — Compliance, Ameriprise Financial, Inc., since 2008; Anti-Money Laundering Officer and Identity Theft Prevent Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc., since 2005; Compliance Director, Ameriprise Financial, Inc., 2004 — 2008.

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110	Senior Vice President and General Manager — Mutual Fund Products (2010)	President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110	Vice President (2010)	Treasurer, Columbia Family of Funds since 2011; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 — April 2010

Amy K. Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President and Chief Operating Officer (2010)	Senior Vice President, Columbia Funds, Atlantic Funds and Nations Funds since May 2010; Chief Administrative Officer, Columbia Management, 2009 — April 2010 (previously Vice President — Asset Management and Trust Company Services, 2006 — 2009 and Vice President — Operations and Compliance, 2004 — 2006).

Position with
Columbia
	and Year First Elected	Principal Occupation(s)
Name, Year of Birth and Address	or Appointed to Office	During the Past Five Years

Michael A. Jones (Born 1959) 225 Franklin Street Boston, MA 02110	Director and President (2010)	President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110	Director and Chief Investment Officer (2010)	Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President, Assistant Secretary and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds since 2010; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Position with
Columbia
	and Year First Elected	Principal Occupation(s)
Name, Year of Birth and Address	or Appointed to Office	During the Past Five Years

William F. Truscott (Born 1960) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Chairman of the Board (2010)	President, Chairman of the Board and Chief Investment Officer of Columbia Management, 2001 — April 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005 — April 2010 and Senior Vice President — Chief Investment Officer, 2001 — 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008 — April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110	Vice President and Chief Compliance Officer (2010)	Chief Compliance Officer, Columbia Funds, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

Brian J. McGrane (Born 1971) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Director, Senior Vice and Chief Financial Officer (2010)	Director, Senior Vice President and Chief Financial Officer. He is also currently Executive Vice President — Finance Asset Management, Insurance and Annuities, Strategic Business Analysis for Ameriprise Financial. Since joining the Ameriprise organization in 1999, Mr. McGrane has also served as VP/LFO — Institutional and Brokerage (1/02-10/03), VP/LFO — US Brokerage (1/01-1/02) and Director — Financial Standards and Accounting Policy (6/99-1/01).

Amy L. Unckless (Born 1972) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Director, Senior Vice President and Chief Administrative Officer (2010)	Senior Vice President and Chief Administrative Officer. Prior to joining the Ameriprise organization in 2010 she was HR Executive from 2004 to 2008 and Business Support Executive from 2008 to 2010 at CMA.

Position with
Columbia
	and Year First Elected	Principal Occupation(s)
Name, Year of Birth and Address	or Appointed to Office	During the Past Five Years

Beth A. Brown (Born 1968) 25 Franklin Street Boston, MA 02110	Senior Vice President, Intermediary Distribution — Asset Management	Senior Vice President — Intermediary Distribution Asset Management. Prior to joining the Ameriprise organization in 2010 she was employed by CMA and one of its predecessor firms from 1993 to 2010, most recently as Managing Director and Head of Intermediary Distribution.

Jeffrey F. Peters (Born 1965) 25 Franklin Street Boston, MA 02110	Senior Vice President and Head of Intermediary Distribution	Senior Vice President and Head of Institutional Distribution. Prior to joining the Ameriprise organization in 2010, he was employed by CMA from 2007 to 2010, most recently as a Managing Director and Head of Global Institutional Distribution. Prior to that, he was employed by Putnam Investments from 1999 to 2007 where he held numerous positions including Senior Managing Director and Head of International Business. He also served as Putnam Investments’ Chief Operating Officer of International Business and Managing Director of Corporate Development.

Robert K. McConnaughy (Born 1970) 25 Franklin Street Boston, MA 02110	Senior Vice President and Head of Equities	Managing Director and Head of Equities. Prior to joining the Ameriprise organization in 2010, he served as the Head of Equity for CMA and prior to that as director of CMA’s Fundamental Equity Research from 2002 to 2010.

Christopher C. Thompson (Born 1964) 25 Franklin Street Boston, MA 02110	Senior Vice President and Head of Investment Products and Marketing	Senior Vice President — Head of Investment Products and Marketing. Prior to joining the Ameriprise organization and CMA in 2010, he was Managing Director and Head of Investment Product Management at Putnam Investments from 1997 to 2010.

Todd A. White Born 1964) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President and Head of Alternative and Absolute Return Investing	Managing Director and Head of Alternative and Absolute Return Investments. Mr. White joined the Ameriprise organization as Senior Sector Leader — Liquid and Structured Assets in 2008 and has been in the financial services industry since 1986. He was previously employed as Managing Director and Global Head of Asset-Backed and Mortgage-Backed Securities businesses at HSBC, from 2004 to 2008, where he also led the North American Interest Rate business. Prior to that, he served as Managing Director and Head of Business for Mortgage Pass-Throughs and Options at Lehman Brothers from 2000 to 2004.

Position with
Columbia
	and Year First Elected	Principal Occupation(s)
Name, Year of Birth and Address	or Appointed to Office	During the Past Five Years

Colin J. Lundgren (Born 1964) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President and Head of Fixed Income	Managing Director and Head of Fixed Income. Mr. Lundgren joined the Ameriprise Financial organization in 1986 and became manager of the Investment Statistical Group in 1989. Since then, he has held positions of responsibility for the development and operation of enhanced equity index products, fixed income quantitative analysis, mortgage sector analysis and portfolio management, most recently as Sector Leader, Institutional Fixed Income and Asset Allocation. He became our Head of Fixed Income in 2010.

Appendix D

Comparable Funds for which Columbia serves as Investment Manager

Columbia currently manages certain funds with investment objectives and strategies that are similar to those of the ETFs. The table below identifies each such fund, its net assets as of March 31, 2011, and Columbia’s investment advisory fee rate with respect to the fund.

			Comparable Fund Management Fee Rate
	Comparable	Comparable		Advisory	Administrative	Total
ETF	Fund	Fund Assets	Assets (Millions)	Fee Rate	Fee Rate	Fee Rate

LCV ETF	Columbia Select	$482.6 million	First $500	0.710%	0.060%	0.770%
	Large-Cap Value		$500 to $1,000	0.660%	0.055%	0.715%
	Fund(1)		$1,000 to $3,000	0.565%	0.050%	0.615%
			$3,000 to $6,000	0.560%	0.040%	0.600%
			$6,000 to $12,000	0.540%	0.040%	0.580%
			In excess of $12,000	0.540%	0.030%	0.570%
LCV ETF	Columbia Equity	$801.7 million	First $500	0.660%	0.060%	0.720%
	Value Fund(1)(2)		$500 to $1,000	0.615%	0.055%	0.670%
			$1,000 to $1,500	0.570%	0.050%	0.620%
			$1,500 to $3,000	0.520%	0.050%	0.570%
			$3,000 to $6,000	0.510%	0.040%	0.550%
			$6,000 to $12,000	0.490%	0.040%	0.530%
			In excess of $12,000	0.490%	0.030%	0.520%
LCV ETF	Columbia Large Cap	$2.019 billion	First $500	0.710%	0.060%	0.770%
	Value Fund(1)		$500 to $1,000	0.665%	0.055%	0.720%
			$1,000 to $1,500	0.620%	0.050%	0.670%
			$1,500 to $3,000	0.570%	0.050%	0.620%
			$3,000 to $6,000	0.560%	0.040%	0.600%
			$6,000 to $12,000	0.540%	0.040%	0.580%
			In excess of $12,000	0.540%	0.030%	0.570%
Growth ETF	Columbia Large Cap	$1.408 billion	First $500	0.710%	0.060%	0.770%
	Growth Fund(1)		$500 to $1,000	0.665%	0.055%	0.720%
			$1,000 to $1,500	0.620%	0.050%	0.670%
			$1,500 to $3,000	0.570%	0.050%	0.620%
			$3,000 to $6,000	0.560%	0.040%	0.600%
			$6,000 to $12,000	0.540%	0.040%	0.580%
			In excess of $12,000	0.540%	0.030%	0.570%
Focused LCG ETF	Columbia Select	$4.787 billion	First $500	0.710%	0.060%	0.770%
	Large Cap Growth		$500 to $1,000	0.665%	0.055%	0.720%
	Fund(1)		$1,000 to $1,500	0.620%	0.050%	0.670%
			$1,500 to $3,000	0.570%	0.050%	0.620%
			$3,000 to $6,000	0.560%	0.040%	0.600%
			$6,000 to $12,000	0.540%	0.040%	0.580%
			In excess of $12,000	0.540%	0.030%	0.570%
Municipal Bond ETF	Columbia	$2.211 billion	First $500	0.410%	0.070%	0.480%
	Intermediate		$500 to $1,000	0.410%	0.065%	0.475%
	Municipal Bond		$1,000 to $2,000	0.385%	0.060%	0.445%
	Fund(1)		$2,000 to $3,000	0.360%	0.060%	0.420%
			$3,000 to $6,000	0.335%	0.050%	0.385%
			$6,000 to $9,000	0.310%	0.050%	0.360%
			$9,000 to $10,000	0.300%	0.050%	0.350%
			$10,000 to $12,000	0.290%	0.050%	0.340%
			$12,000 to $15,000	0.290%	0.040%	0.330%
			$15,000 to $24,000	0.280%	0.040%	0.320%
			$24,000 to $50,000	0.260%	0.040%	0.300%
			In excess of $50,000	0.250%	0.040%	0.290%

D-1

			Comparable Fund Management Fee Rate
	Comparable	Comparable		Advisory	Administrative	Total
ETF	Fund	Fund Assets	Assets (Millions)	Fee Rate	Fee Rate	Fee Rate

Taxable Bond ETF	Columbia Bond	$2.535 billion	First $500	0.430%	0.070%	0.500%
	Fund(1)		$500 to $1,000	0.430%	0.065%	0.495%
			$1,000 to $2,000	0.420%	0.060%	0.480%
			$2,000 to $3,000	0.400%	0.060%	0.460%
			$3,000 to $6,000	0.400%	0.050%	0.450%
			$6,000 to $7,500	0.380%	0.050%	0.430%
			$7,500 to $9,000	0.365%	0.050%	0.415%
			$9,000 to $12,000	0.360%	0.050%	0.410%
			$12,000 to $20,000	0.350%	0.040%	0.390%
			$20,000 to $24,000	0.340%	0.040%	0.380%
			$24,000 to $50,000	0.320%	0.040%	0.360%
			In excess of $50,000	0.300%	0.040%	0.340%

(1)	Columbia and/or its affiliates has contractually waived fees or reimbursed fund expenses so as to limit the fund’s expenses.

(2)	Advisory fee change and contractual cap effective July 1, 2011.

D-2

Appendix E

Comparative Fee Tables

The tables below show, by ETF, the Annual Fund Operating Expenses as of the end of the ETFs’ last fiscal year under each ETF’s Current Management Agreement, and pro forma Annual Fund Operating Expenses if the New Management Agreement is approved. Annual Fund Operating Expenses are expenses that cover the cost of operating an ETF and are paid out of an ETF’s assets. These expenses are borne indirectly by all shareholders.

Each table is followed by examples showing the cost of investing in the ETF based on the Current Management Agreement and under the pro forma New Management Agreement. The examples assume that a shareholder invests $10,000 for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the ETF provides a return of 5% a year, and that operating expenses remain the same. This example does not reflect the brokerage commissions a shareholder may pay to buy and sell shares.

LCV ETF

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

	Current	Pro Forma

Management Fees	0.50%	0.77%
Distribution and/or Service (12b-1) fees:	0.00%	0.00%
Other Expenses:	7.93%	7.93%
Total Annual Fund Operating Expenses:	8.43%	8.70%
Expense Reduction/Reimbursement:(1)	(7.64)%	(7.91)%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement:	0.79%	0.79%

(1)	Grail has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the ETF to 0.79% of the ETF’s average net assets (“Expense Cap”). The Expense Cap will remain in effect until March 1, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. Grail may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded. Columbia has agreed to continue the Expense Cap for the same period.

Example: Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:
1 Year: $81	3 Years: $	1,778	5 Years: $	3,361	10 Years: $	6,866
Pro forma
1 Year: $81	3 Years: $	1,827	5 Years: $	3,447	10 Years: $	7,001

Growth ETF

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

	Current	Pro Forma

Management Fees	0.65%	0.77%
Distribution and/or Service (12b-1) fees:	0.00%	0.00%
Other Expenses:	3.87%	3.87%
Total Annual Fund Operating Expenses:	4.52%	4.64%
Expense Reduction/Reimbursement:(1)	(3.63)%	(3.75)%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement:	0.89%	0.89%

(1)	Grail has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the ETF to 0.89% of the ETF’s average net assets (“Expense Cap”). The Expense Cap will remain in effect until March 1, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. Grail may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded. Columbia has agreed to continue the Expense Cap for the same period.

Example: Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:
1 Year: $91	3 Years: $	1,037	5 Years: $	1,991	10 Years: $	4,419
Pro forma
1 Year: $91	3 Years: $	1,060	5 Years: $	2,037	10 Years: $	4,510

Focused LCG ETF

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

	Current	Pro Forma

Management Fees	0.65%	0.77%
Distribution and/or Service (12b-1) fees:	0.00%	0.00%
Other Expenses:	2.92%	2.92%
Total Annual Fund Operating Expenses:	3.57%	3.69%
Expense Reduction/Reimbursement:(1)	(2.68)%	(2.80)%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement:	0.89%	0.89%

(1)	Grail has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the ETF to 0.89% of the ETF’s average net assets (“Expense Cap”). The Expense Cap will remain in effect until March 1, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. Grail may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded. Columbia has agreed to continue the Expense Cap for the same period.

Example: Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:
1 Year: $91	3 Years: $	845	5 Years: $	1,621	10 Years: $	3,659
Pro forma
1 Year: $91	3 Years: $	869	5 Years: $	1,668	10 Years: $	3,759

Municipal Bond ETF

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

	Current	Pro Forma

Management Fees	0.30%	0.48%
Distribution and/or Service (12b-1) fees:	0.00%	0.00%
Other Expenses:	5.29%	5.29%
Total Annual Fund Operating Expenses:	5.59%	5.77%
Expense Reduction/Reimbursement:(1)	(5.24)%	(5.42)%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement:	0.35%	0.35%

(1)	Grail has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the ETF to 0.35% of the ETF’s average net assets (“Expense Cap”). The Expense Cap will remain in effect until March 1, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. Grail may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded. Columbia has agreed to continue the Expense Cap for the same period.

Example: Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:
1 Year: $36	3 Years: $	1,199	5 Years: $	2,348	10 Years: $	5,163
Pro forma
1 Year: $36	3 Years: $	1,234	5 Years: $	2,414	10 Years: $	5,286

Taxable Bond ETF

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

	Current	Pro Forma

Management Fees	0.30%	0.50%
Distribution and/or Service (12b-1) fees:	0.00%	0.00%
Other Expenses:	6.05%	6.05%
Total Annual Fund Operating Expenses:	6.35%	6.55%
Expense Reduction/Reimbursement:(1)	(6.00)%	(6.20)%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement:	0.35%	0.35%

(1)	Grail has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the ETF to 0.35% of the ETF’s average net assets (“Expense Cap”). The Expense Cap will remain in effect until March 1, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. Grail may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded. Columbia has agreed to continue the Expense Cap for the same period.

Example: Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:
1 Year: $36	3 Years: $	1,347	5 Years: $	2,623	10 Years: $	5,665
Pro forma
1 Year: $36	3 Years: $	1,386	5 Years: $	2,694	10 Years: $	5,791

Appendix F

Information About Columbia Portfolio Managers

If the New Management Agreement is approved for an ETF, the individuals below are expected to be the portfolio managers for the ETFs:

ETF	Proposed Portfolio Manager

LCV ETF	Neil Eigen
Growth ETF	John Wilson
Focused LCG ETF	Tom Galvin
Municipal Bond ETF	Brian McGreevy
Taxable Bond ETF	Alex Powers

Each of the portfolio managers is subject to the oversight and supervision of Colin Moore, Chief Investment Officer of Columbia.

Colin Moore is the Chief Investment Officer for Columbia. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity, fixed-income and cash. He is also responsible for spearheading the development and implementation of the firm’s proprietary alternative investment product offering, a key component of the firm’s long-term growth strategy. Mr. Moore joined Columbia in 2010 in connection with Ameriprise’s acquisition of Columbia Management Group, LLC (the “legacy Columbia firm”), which he joined in 2002 as head of equity. He has been a member of the investment community since 1983. Prior to joining the legacy Columbia firm, Mr. Moore was chief investment officer of global and international value equities and associate director of research at Putnam Investments. While serving in this role, he personally managed $3 billion in addition to overseeing a team of 29 analysts and five portfolio managers. Previously, Mr. Moore was director of research and chief investment officer for Rockefeller & Co. in New York and London. Throughout his career in the investment industry, he has held portfolio management positions with three London-based asset management firms, as well as a role in product development. Mr. Moore attended the London Business School where he completed its Investment Management Program and he is an associate by examination of the Institute of Investment Management and Research.

Neil Eigen is the head of the Seligman Value Team at Columbia. Mr. Eigen joined J. & W. Seligman & Co. Incorporated (“Seligman”), a predecessor firm, in 1997. Prior to joining Seligman, Mr. Eigen was a senior managing director and chief investment officer of Bear, Stearns & Co. Inc., and director of equities of Bear Stearns Asset Management. Mr. Eigen earned a B.S. in investments and investment analysis from New York University.

John Wilson is a senior equity portfolio manager for Columbia. Mr. Wilson joined the legacy Columbia firm in 2005 and has been a member of the investment community since 1985. Prior to joining the legacy Columbia firm, Mr. Wilson spent nine years at State Street Research & Management, where he managed more than $5 billion in assets as head of the large-cap core group. He also served on the firm’s asset allocation committee. Previously, Mr. Wilson managed large cap growth assets at Phoenix Investments. Mr. Wilson earned a B.A. in economics from Trinity College and an M.B.A. from Duke University. He is a member of both the CFA Institute and the Boston Security Analysts Society. In addition, he holds the Chartered Financial Analyst designation.

Thomas Galvin is a senior portfolio manager for the large-cap growth strategy at Columbia. Mr. Galvin joined the legacy Columbia firm in 2007 from U.S. Trust and has been a member of the investment community since 1983. Prior to joining U.S. Trust in 2003 as president and chief investment officer of the growth equity group, Mr. Galvin spent nearly five years as chief investment officer and equity strategist for Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB. There, he was responsible for market, sector and asset allocation analyses. Earlier, Mr. Galvin served for more than 12 years in a variety of roles ranging from transportation industry analyst to chief equity strategist at Deutsche Bank, which acquired the investment boutique C. J. Lawrence, which he joined in 1986.

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Mr. Galvin began his career as an investment officer and portfolio manager at The Chase Manhattan Bank. With more than 20 years of experience as a leading equity strategist and securities analyst, Mr. Galvin was named to Institutional Investor’s All-America Research Team for portfolio strategy from 1999-2002. From 1992 — 1995 Institutional Investor named him to its All-America Research Team for research coverage, and The Wall Street Journal named him to its All-Star Analyst Team from 1994 — 1996. Mr. Galvin earned an undergraduate degree in finance from Georgetown University and an M.B.A. in finance from New York University. He holds the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts. He is a trustee of the Clark Art Museum of Williamstown, Massachusetts, and also serves as an advisor to the board of Georgetown University’s Wall Street Alliance.

Brian McGreevy is a senior portfolio manager for Columbia. Mr. McGreevy manages the national intermediate municipal bond portfolio, several state-specific portfolios and institutional accounts. He joined Fleet Investment Advisors, a predecessor firm of the legacy Columbia firm, in 1994 and has been a member of the investment community since 1982. Prior to his current role at the legacy Columbia firm, Mr. McGreevy worked as a municipal bond trader and a portfolio manager for individual and institutional accounts. Previously, he worked at Salomon Smith Barney in the fixed-income, high-net-worth group as the Northeast regional coordinator. In this capacity, he was responsible for sales and marketing of the high-net-worth product to the affluent retail clientele in New England. He worked directly with financial consultants to plan, develop and implement tax-free portfolios. Mr. McGreevy also worked as a municipal bond trader and underwriter at the Shawmut Bank and at the Bank of New England Trust division. Mr. McGreevy earned a B.S. in finance from the University of Massachusetts at Dartmouth and a Master of Liberal Arts in general management from Harvard University Extension School.

Alex Powers is the head of the core fixed-income team at Columbia and heads the liability-driven fixed-income investment strategies. Previously, Mr. Powers was head of fixed-income at U.S. Trust, responsible for all fixed-income portfolio management, trading and research. He was also senior portfolio manager for their core fixed income portfolios and a member of the investment strategy and investment policy committees. Mr. Powers joined the legacy Columbia firm in 2007 from U.S. Trust and has been a member of the investment community since 1979. Prior to joining U.S. Trust in 1996, Mr. Powers was head of taxable fixed income at Chase Asset Management. Previously, he was a senior portfolio manager at Liberty Capital Management, an institutional fixed-income advisory firm. He began his career at Gabelli Company. Mr. Powers has taught at the New York Institute of Finance, where he offered a course in yield curve analysis. Mr. Powers earned a B.A., cum laude, from Boston College and an M.B.A. from New York University’s Stern Graduate School of Business Administration.

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Appendix G

GRAIL ADVISORS ETF TRUST
Nominating Committee Charter

I.	Membership and Qualifications

The Nominating Committee (“Committee”) of the Board of Trustees (“Board”) of Grail Advisors ETF Trust (“Trust”), consisting of multiple series (each, a “Fund”), shall be composed entirely of Board members who are not “interested persons” of the Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder, and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed.

II.	Purposes of the Nominating Committee

The purposes of the Nominating Committee shall be to:

(1) Identify and recommend for nomination candidates to serve as Board members and/or as Board committee members who are not “interested persons” of the Trust as that term is defined in the 1940 Act and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed;

(2) Evaluate and make recommendations to the full Board regarding potential trustee candidates who are “interested persons” of the Trust (“Interested Persons”) as that term is defined by the 1940 Act and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; and

(3) Review periodically the workload and capabilities of Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted.

III.	Duties and Powers

To carry out its purpose, the Nominating Committee shall have the following powers:

(1) Consider recommendations for candidates from any source it deems appropriate, including shareholders. The names of potential candidates may be accepted from Board members, Fund shareholders, Grail Advisors, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate.

(2) Evaluate candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser(s) and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Boards.

(3) Recommend to the Board the selection and nomination of candidates for Trustee and for committee membership, whether proposed to be appointed by the Board or to be elected by shareholders.

(4) Periodically review the composition of the Board and its committees and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing Trustees, and propose to the Board and the Independent Trustees changes to the number of positions on the Board and the addition or removal of Trustees.

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IV.	Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board and committee positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

V.	Submissions by Shareholders of Potential Nominees

The Committee shall not consider potential candidates for nomination identified by one or more shareholders of a Fund.

VI.	Interested Trustees

The Committee shall evaluate those Interested Persons who are proposed by management of the Trust to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

VII.	Operations of the Committee

(1) The Committee shall meet on an as-needed basis. Meetings may be in person or by telephone, and may be called by the chair or a majority of the members with reasonable notice thereof.

(2) The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Trust’s bylaws.

(3) The Committee shall have the authority to meet privately, to admit non-members individually by invitation and to retain special counsel and other experts or consultants at the reasonable expense of the appropriate Fund(s).

(4) The Committee may select one of its members to be chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(5) The Committee shall review this Charter periodically and recommend any necessary changes to the Board.

Adopted: March 18, 2009
Amended: April 20, 2010

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Appendix H

GRAIL ADVISORS ETF TRUST
Audit Committee Charter

I.	Membership and Qualifications

The Audit Committee (“Committee”) of the Board of Trustees (“Board”) of Grail Advisors ETF Trust (“Trust”), consisting of multiple series (each, a “Fund”), shall be composed entirely of independent trustees. A trustee shall be deemed to be independent if he or she (1) is not an “interested” person of a Fund, as that term is defined in the Investment Company Act of 1940, (2) has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Trust, except for services as a member of the Board or a committee of the Board, and (3) meets the independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed, including any requirement in such rule that the Board affirmatively determine that the Trustee is independent within the meaning of the rule. The Board shall determine annually whether any member of the Audit Committee qualifies as an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee shall be:

(a) to oversee generally each Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b) to oversee the quality, integrity, and objectivity of each Fund’s financial statements and the independent audit thereof;

(c) to assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal controls and independent audits;

(d) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and

(f) to act as a liaison between the Trust’s independent auditors and the full Board.

The independent auditors shall report directly to the Audit Committee.

III.	Duties and Powers

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to approve, prior to appointment, the engagement of auditors to perform an annual audit and provide their opinion on the Trust’s financial statements, and the auditors’ compensation; to recommend to the Board the selection, retention or termination of the Trust’s auditors and, in connection therewith, to evaluate the independence of such auditors, including the nature and extent of any consulting services the independent auditors or their affiliates may provide to Grail Advisors LLC (“Grail”) or any entity controlling, controlled by, or under common control with Grail (“adviser affiliate”); and to receive annually the auditors’ specific representations as to their independence;

(b) to oversee the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; the independent auditors shall report directly to the Audit Committee;

(c) to approve, prior to appointment, the engagement of the auditor to provide other audit services to the Trust or to provide non-audit services to the Trust, Grail or any adviser affiliate that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust;

(d) to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Trust’s auditors to provide any of the services described in (c) above;

(e) to consider the controls applied by the auditors and management to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(f) to consider whether the non-audit services provided by the Trust’s auditor to Grail or any adviser affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;

(g) to meet with the Trust’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to each Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors’ comments with respect to each Fund’s accounting and financial reporting policies, procedures and internal accounting controls and Grail’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(h) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by Grail or the auditors;

(i) to review and approve the fees proposed to be charged by the auditors for audit and non-audit services;

(j) to review with the Trust’s Principal Executive Officer and Principal Financial Officer in connection with their certifications on Form N-CSR any significant deficiencies in the design or operation of disclosure controls and procedures or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust’s disclosure controls and procedures;

(k) to engage independent counsel, and other advisers, as the Audit Committee determines necessary to carry out its duties;

(l) to establish procedures for the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or audit matters, and for the confidential anonymous, submission by any employee of the Fund, Grail or its affiliates, or any other provider of accounting related services for the Trust of concerns regarding questionable accounting or auditing matters, as set forth in Appendix A;

(m) to investigate improprieties or suspected improprieties in Fund operations; and

(n) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

IV.	Operations and Responsibilities

The Committee shall meet on a regular basis and be empowered to hold special meetings as circumstances require. The Committee shall meet with the Principal Financial Officer of the Trust at such times as they deem appropriate.

The Trust will provide the Audit Committee with appropriate funding, as determined by the Audit Committee, for the payment of (a) compensation to the Trust’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, to the extent that the Trust does not pay this compensation directly, (b) compensation to any adviser employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of Grail, the Trusts’ administrator and fund accountant, or the Trust’s independent auditors. The function of the Audit Committee is oversight; it is the responsibility of Grail and the Trusts’ administrator and fund accountant to maintain appropriate systems for accounting and internal controls, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, Grail and the Trusts’ administrator and fund accountant are responsible for: (i) the preparation, presentation and integrity of the Trust’s financial statements; (ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the Committee’s oversight activities with respect to each Fund’s financial statements is not an audit, nor do the Committee’s activities substitute for the responsibilities of the Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Trust and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trust whom Committee members reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) another Board committee of which the Committee member is a non-member.

The Committee shall review this Charter periodically and recommend any changes to the full Board.

Adopted: March 18, 2009

Appendix A

GRAIL ADVISORS ETF TRUST

Whistleblower Policies and Procedures

The Audit Committee (the “Committee”) of the Board of Trustees (“Board”) of Grail Advisors ETF Trust (the “Trust”) has established these Policies and Procedures for (a) the receipt, retention, and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters for the Trust, and (b) the submission by employees of the Trust, its investment adviser, administrator and any other provider of accounting-related services to the Trust, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters relating to the Trust or violations of the Code of Ethics of the Trust (collectively, “Concerns”).

Submission and Receipt of Reports

Any persons having Concerns may report such Concerns to the Chief Compliance Officer or the Chairman of the Audit Committee of the Trust. Reports of Concerns may be submitted in writing or by e-mail, telephone or in-person, at the option of the reporting person. The Committee and/or Grail Advisors will establish and publicize email addresses and/or telephone numbers for such reporting. Reports may be anonymous at the option of the reporting person. Reporting persons who are willing to provide their names should indicate if they want their names kept confidential.

Handling and Investigation of Reports

The Chief Compliance Officer or the Chairman of the Audit Committee shall report to the Audit Committee all substantive reported Concerns in a timely manner. The Audit Committee shall investigate each Concern to the extent that the Committee deems necessary, and appropriate corrective action will be recommended to the Board of Trustees, if warranted by the investigation. The Audit Committee shall have the authority to retain outside legal counsel, accountants, private investigators, or any other resource deemed necessary to conduct a full and complete investigation of any reported Concern. The Audit Committee may, in its discretion, consult with any member of management or of the staff providing services to the Trust who is not the subject of the allegation. With respect to any or all responsibilities contained in these procedures, the Audit Committee may act between meetings by authority delegated to one or more members and recommend appropriate corrective action to the board.

No Retaliation

These Policies and Procedures are intended to enable individuals to raise Concerns for investigation and appropriate action. With this goal in mind, consistent with the policies of the Trust, the Audit Committee shall not retaliate or tolerate any retaliation by management of the Trust directly or indirectly, including encouraging retaliation by others, against anyone who, in good faith, makes a report of a Concern or provides assistance to the Audit Committee, management or any other duly authorized person or group, including any governmental, regulatory or law enforcement body, investigating a report of a Concern. If the Chief Compliance Officer or Chairman of the Audit Committee becomes aware of a retaliatory action against a reporting person, the Chief Compliance Officer or Chairman of the Audit Committee shall inform the Audit Committee of such action.

Nothing in these Policies and Procedures shall limit the authority of the Trust to discipline, penalize, suspend or terminate any employee for good and sufficient reasons, which reasons shall not include having in good faith made a report of a Concern or provided assistance to the Audit Committee, management or any other duly authorized person or group, including any governmental, regulatory or law enforcement body, investigating such report. A person’s right to protection from retaliation does not extend immunity for any complicity in the matters that are the subject of the Concerns or any ensuing investigation.

Confidentiality

Reports of Concerns, and investigations pertaining thereto, shall be kept confidential to the extent possible, consistent with the need to conduct an adequate investigation. The Chief Compliance Officer or Chairman of the Audit Committee shall take reasonable steps necessary to protect the identity of any person making a report of a Concern so as to prevent any officer, employee, contractor, sub-contractor or agent from being in a position to take any retaliatory action against such person making such report, including encouraging others to take retaliatory action.

Recordkeeping

The Audit Committee shall retain as a part of its records any reports of Concerns received pursuant to these Policies and Procedures, and any related documentation regarding investigations or remedial action with respect to any reported Concerns, for a period of no less than seven (7) years. Any report of a Concern received by the Trust’s Chief Compliance Officer, but not delivered by him or her to the Committee, shall be retained by the Chief Compliance Officer for a period of no less than seven (7) years.

Appendix I

GRAIL ADVISORS ETF TRUST

12b-1 Distribution and Service Plan

WHEREAS, Grail Advisors ETF Trust (the “Trust”) is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a series trust;

WHEREAS, the Board of Trustees of the Trust (“Trustees”) desires to adopt a plan of distribution pursuant to Rule l2b-1 under the 1940 Act with respect to the shares of beneficial interest (“Shares”) of certain of the series of the Trust, which are identified in Schedule A hereof, as may be amended from time to time (“Funds”), and the Trustees have determined that there is a reasonable likelihood that adoption of this Distribution and Service Plan (the “Plan”) will benefit each Fund and holders of such Fund’s Shares; and

WHEREAS, the Trust has entered into a written Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”), pursuant to which the Distributor will act as the exclusive distributor with respect to the creation and distribution of aggregations of Shares as described in the Trust’s registration statement (“Creation Units”);

NOW, THEREFORE, on behalf of each Fund, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions (capitalized terms not otherwise defined herein have the meanings assigned thereto in the Trust’s registration statement under the 1940 Act and under the Securities Act of 1933, as amended, as such registration statement is amended by any amendments thereto at the time in effect).

SECTION 1.  The Trust has adopted this Plan to enable the Trust to directly or indirectly bear expenses relating to the distribution of the Shares of the Trust.

SECTION 2.  With respect to each Fund, the Trust may pay a monthly fee up to the amount set forth in Schedule A (“Limit”) to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to (a) compensation paid to registered representatives of the Distributor and other persons that have entered into agreements with the Distributor, (b) salaries and other expenses of the Distributor or other parties relating to selling or servicing efforts, including travel, communications and the provision of sales personnel, (c) expenses of organizing and conducting sales seminars, printing of prospectuses, statements of additional information and reports for other than existing shareholders, (d) preparation and distribution of advertising materials and sales literature and other marketing and sales promotion expenses, (e) distribution and/or shareholder service assistance through financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and the affiliates and subsidiaries of the Trust’s service providers, (f) delivering any notices of shareholder meetings and proxy statements accompanying such notices in connection with general and special meetings of interest holders of the Trust, and/or (g) ongoing services to shareholders which facilitate the continued retention of investors as shareholders of a Fund,.

The Distributor may use all or any portion of the amount received pursuant to this Plan to compensate securities dealers or other persons that are Authorized Participants (“third parties”) for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under this paragraph. All expenses covered by this Plan shall be deemed incurred whether paid directly by the Distributor or by a third party to the extent reimbursed therefor by the Distributor.

Fees shall be payable by the Trust on behalf of any Fund regardless of whether such fees are greater or less than the actual expenses incurred by the Distributor or third party with respect to such Fund during the relevant period. Although the Fund is not permitted to pay any expenses in excess of the relevant Limit, such excess expenses may be reimbursed during any of the Fund’s subsequent three fiscal years, provided and to the extent that the current expenses plus the excess expenses do not exceed the Limit for that subsequent year and are approved in the manner provided in Section 3 herein.

SECTION 3.  Nothing in this Plan shall operate or be construed to prohibit or limit additional compensation derived from sales charges or other sources that may be paid to the Distributor pursuant to the aforementioned Distribution Agreement. In addition, nothing in this Plan shall operate or be construed to limit the extent to which the Trust’s investment adviser or any other person, other than the Trust, may incur costs and bear expenses associated with the distribution of Shares of a Fund. It is recognized that the Trust’s investment adviser and other persons may use its advisory revenues, past profits and other resources to make payments to the Distributor with respect to any expenses incurred in connection with the distribution of Shares. Accordingly, the Trust’s investment adviser and other persons, directly or indirectly, may from time to time make payments to third parties who engage in the sale of Shares or render shareholder support or transfer agency services. If such payments are deemed to be indirect financing of an activity primarily intended to result in the sale of shares issued by a Fund within the context of Rule 12b-1 under the 1940 Act, such payments shall be deemed to be authorized by this Plan.

SECTION 4.  This Plan shall not take effect with respect to any Fund until it has been approved, together with any related agreements, by votes of the majority of both (a) the Trustees and (b) the Qualified Trustees (as defined in Section 10 herein), cast in person at a meeting of the Trustees called for the purpose of voting on this Plan or such agreement.

SECTION 5.  This Plan shall continue in effect for a period of more than one year after it takes effect, only for so long as such continuance is specifically approved at least annually in the manner provided in Section 4 herein for the approval of this Plan.

SECTION 6.  Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trustees, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 7.  This Plan may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the Shares of the Funds.

SECTION 8.  All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Trustees or by the vote of a majority of the outstanding voting securities of the Shares of the Funds, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 9.  This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of Shareholders holding a majority of the outstanding voting securities of the Shares of the Funds, and all material amendments to this Plan shall be approved in the manner provided in Part (b) of Section 4 herein for the approval of this Plan.

SECTION 10.  As used in this Plan, the term “Qualified Trustees” shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it. The terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 11.  While this Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust within the meaning of Section 2(a)(19) of the 1940 Act shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

SECTION 12.  This Plan shall not obligate the Trust or any other party to enter into an agreement with any particular person.

SECTION 13.  If any provision of the Plan shall be held or made invalid, the remainder of the Plan shall not be affected thereby.

SECTION 14.  The Trust shall preserve copies of this Plan, each agreement related hereto and each report referred to in Section 6 hereof for a period of at least six years, the first two years in an easily accessible place.

Dated: March 18, 2009

SCHEDULE A

GRAIL ADVISORS ETF TRUST

The following series of Grail Advisors ETF Trust are subject to this Plan, at the fee rates specified:

Fee (as a Percentage of Average
Fund	Daily Net Assets of the Fund)*

Grail American Beacon Large Cap Value ETF(i)	0.25%
Grail American Beacon International Equity ETF(i)	0.25%
RP Growth ETF(ii)	0.25%
RP Focused Large Cap Growth ETF(ii)	0.25%
Grail Western Asset Ultra Short Duration ETF(iv)	0.25%
Grail DoubleLine Emerging Markets Fixed Income ETF(v)	0.25%
Grail McDonnell Intermediate Municipal Bond ETF(vi)	0.25%
Grail McDonnell Core Taxable Bond ETF(vi)	0.25%

*	The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the then current Prospectus for the determination of the net asset value of Creation Units. Plan payments shall be made within ten (10) days of the end of each calendar month unless otherwise agreed by the parties and approved or ratified by the Trustees.

Adopted:	March 18, 2009
Amended:	June 16, 2009
October 14, 2009
April 20, 2010
June 29, 2010
April 4, 2011

(i)	Adopted March 18, 2009, approved (by the initial shareholder) April 20, 2009, effective (with respect to the Grail American Beacon Large Cap Value ETF) May 4, 2009, and re-approved April 20, 2010 and March 14, 2011.

(ii)	Amended, and adopted with respect to ETF, on June 16, 2009, approved (by the initial shareholder) September 9, 2009, effective October 2, 2009 and re-approved June 22, 2010 and March 14, 2011.

(iv)	Adopted with respect to ETF on April 20, 2010, approved (by the initial shareholder) August 27, 2010, effective August 31, 2010, and re-approved March 14, 2011.

(v)	Adopted with respect to ETF on April 20, 2010, and re-approved March 14, 2011, not yet effective.

(vi)	Adopted with respect to ETF on April 4, 2011, approved by shareholders May , 2011.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Please detach at perforation before mailing.

PROXY	GRAIL ADVISORS ETF TRUST	PROXY
GRAIL AMERICAN BEACON LARGE CAP VALUE ETF
Proxy for Special Meeting of Shareholders – May 20, 2011
Proxy Solicited on Behalf of the Board of Trustees
The shareholder(s) of Grail American Beacon Large Cap Value ETF (the “ETF”) whose signature(s)appear(s) below does/do hereby appoint William M. Thomas and Chester G. Chappell, or either or both of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the ETF to be held on Friday, May 20, 2011 at the offices of Grail Advisors, LLC, the ETF’s investment adviser, at One Ferry Building, Suite 255, San Francisco, California 94111, at 9:00 a.m., local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.
The Board of Trustees recommends that you vote “FOR” each proposal and “FOR” each of the nominees for Trustee.

999 9999 9999 999

Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date	22490_041111A
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for Grail Advisors ETF Trust
Shareholder Meeting to Be Held on May 20, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/gae22490
PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY
Please detach at perforation before mailing.
Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■

				FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Management Services Agreement for your ETF with Columbia Management Investment Advisers, LLC.			☐	☐	☐

2.	Election of Trustee Nominees:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Kathleen Blatz	02. Pamela G. Carlton	03. Patricia M. Flynn
	04. Stephen R. Lewis, Jr.	05. John F. Maher	06. Catherine James Paglia	☐	☐	☐
	07. Leroy C. Richie	08. Alison Taunton-Rigby	09. William F. Truscott

INSTRUCTIONS: To withhold authority to vote, mark the box “FOR ALL EXCEPT”
and write the nominee’s name or number on the line provided below.

				FOR	AGAINST	ABSTAIN
5.	To approve changes to the fundamental investment limitation on concentration.			☐	☐	☐

6.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Please detach at perforation before mailing.

PROXY	GRAIL ADVISORS ETF TRUST	PROXY
RP GROWTH ETF
Proxy for Special Meeting of Shareholders – May 20, 2011
Proxy Solicited on Behalf of the Board of Trustees
The shareholder(s) of RP Growth ETF (the “ETF”) whose signature(s)appear(s) below does/do hereby appoint William M. Thomas and Chester G. Chappell, or either or both of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the ETF to be held on Friday, May 20, 2011 at the offices of Grail Advisors, LLC, the ETF’s investment adviser, at One Ferry Building, Suite 255, San Francisco, California 94111, at 9:00 a.m., local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.
The Board of Trustees recommends that you vote “FOR” each proposal and “FOR” each of the nominees for Trustee.

999 9999 9999 999

Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date	22490_041111B
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for Grail Advisors ETF Trust
Shareholder Meeting to Be Held on May 20, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/gae22490
PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY
Please detach at perforation before mailing.
Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■

				FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Management Services Agreement for your ETF with Columbia Management Investment Advisers, LLC.			☐	☐	☐

2.	Election of Trustee Nominees:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Kathleen Blatz	02. Pamela G. Carlton	03. Patricia M. Flynn
	04. Stephen R. Lewis, Jr.	05. John F. Maher	06. Catherine James Paglia	☐	☐	☐
	07. Leroy C. Richie	08. Alison Taunton-Rigby	09. William F. Truscott

INSTRUCTIONS: To withhold authority to vote, mark the box “FOR ALL EXCEPT”
and write the nominee’s name or number on the line provided below.

				FOR	AGAINST	ABSTAIN
3.	To approve a “manager of managers” structure for your ETF, whereby the ETF and its investment adviser may enter into and materially amend subadvisory agreements in the future, with the approval
	of the Trust’s Board of Trustees, but without obtaining additional shareholder approval.			☐	☐	☐

5.	To approve changes to the fundamental investment limitation on concentration.			☐	☐	☐

6.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Please detach at perforation before mailing.

PROXY	GRAIL ADVISORS ETF TRUST	PROXY
RP FOCUSED LARGE CAP GROWTH ETF
Proxy for Special Meeting of Shareholders – May 20, 2011
Proxy Solicited on Behalf of the Board of Trustees
The shareholder(s) of RP Focused Large Cap Growth ETF (the “ETF”) whose signature(s)appear(s) below does/do hereby appoint William M. Thomas and Chester G. Chappell, or either or both of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the ETF to be held on Friday, May 20, 2011 at the offices of Grail Advisors, LLC, the ETF’s investment adviser, at One Ferry Building, Suite 255, San Francisco, California 94111, at 9:00 a.m., local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.
The Board of Trustees recommends that you vote “FOR” each proposal and “FOR” each of the nominees for Trustee.

999 9999 9999 999

Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date	22490_041111C
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for Grail Advisors ETF Trust
Shareholder Meeting to Be Held on May 20, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/gae22490
PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY
Please detach at perforation before mailing.
Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■

				FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Management Services Agreement for your ETF with Columbia Management Investment Advisers, LLC.			☐	☐	☐

2.	Election of Trustee Nominees:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Kathleen Blatz	02. Pamela G. Carlton	03. Patricia M. Flynn
	04. Stephen R. Lewis, Jr.	05. John F. Maher	06. Catherine James Paglia	☐	☐	☐
	07. Leroy C. Richie	08. Alison Taunton-Rigby	09. William F. Truscott

INSTRUCTIONS: To withhold authority to vote, mark the box “FOR ALL EXCEPT”
and write the nominee’s name or number on the line provided below.

				FOR	AGAINST	ABSTAIN
3.	To approve a “manager of managers” structure for your ETF, whereby the ETF and its investment adviser may enter into and materially amend subadvisory agreements in the future, with the approval
	of the Trust’s Board of Trustees, but without obtaining additional shareholder approval.			☐	☐	☐

5.	To approve changes to the fundamental investment limitation on concentration.			☐	☐	☐

6.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Please detach at perforation before mailing.

PROXY	GRAIL ADVISORS ETF TRUST	PROXY
GRAIL McDONNELL INTERMEDIATE MUNICIPAL BOND ETF
Proxy for Special Meeting of Shareholders – May 20, 2011
Proxy Solicited on Behalf of the Board of Trustees
The shareholder(s) of Grail McDonnell Intermediate Municipal Bond ETF (the “ETF”) whose signature(s)appear(s) below does/do hereby appoint William M. Thomas and Chester G. Chappell, or either or both of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the ETF to be held on Friday, May 20, 2011 at the offices of Grail Advisors, LLC, the ETF’s investment adviser, at One Ferry Building, Suite 255, San Francisco, California 94111, at 9:00 a.m., local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.
The Board of Trustees recommends that you vote “FOR” each proposal and “FOR” each of the nominees for Trustee.

999 9999 9999 999

Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date	22490_041111D
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for Grail Advisors ETF Trust
Shareholder Meeting to Be Held on May 20, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/gae22490
PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY
Please detach at perforation before mailing.
Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■

				FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Management Services Agreement for your ETF with Columbia Management Investment Advisers, LLC.			☐	☐	☐

2.	Election of Trustee Nominees:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Kathleen Blatz	02. Pamela G. Carlton	03. Patricia M. Flynn
	04. Stephen R. Lewis, Jr.	05. John F. Maher	06. Catherine James Paglia	☐	☐	☐
	07. Leroy C. Richie	08. Alison Taunton-Rigby	09. William F. Truscott

INSTRUCTIONS: To withhold authority to vote, mark the box “FOR ALL EXCEPT”
and write the nominee’s name or number on the line provided below.

				FOR	AGAINST	ABSTAIN
3.	To approve a “manager of managers” structure for your ETF, whereby the ETF and its investment adviser may enter into and materially amend subadvisory agreements in the future, with the approval
	of the Trust’s Board of Trustees, but without obtaining additional shareholder approval.			☐	☐	☐

4.	To approve a Rule 12b-1 Distribution and Service Plan.			☐	☐	☐

5.	To approve changes to the fundamental investment limitation on concentration.			☐	☐	☐

6.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Please detach at perforation before mailing.

PROXY	GRAIL ADVISORS ETF TRUST	PROXY
GRAIL McDONNELL CORE TAXABLE BOND ETF
Proxy for Special Meeting of Shareholders – May 20, 2011
Proxy Solicited on Behalf of the Board of Trustees
The shareholder(s) of Grail McDonnell Core Taxable Bond ETF (the “ETF”) whose signature(s)appear(s) below does/do hereby appoint William M. Thomas and Chester G. Chappell, or either or both of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the ETF to be held on Friday, May 20, 2011 at the offices of Grail Advisors, LLC, the ETF’s investment adviser, at One Ferry Building, Suite 255, San Francisco, California 94111, at 9:00 a.m., local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.
The Board of Trustees recommends that you vote “FOR” each proposal and “FOR” each of the nominees for Trustee.

999 9999 9999 999

Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date	22490_041111E
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for Grail Advisors ETF Trust
Shareholder Meeting to Be Held on May 20, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/gae22490
PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY
Please detach at perforation before mailing.
Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■

				FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Management Services Agreement for your ETF with Columbia Management Investment Advisers, LLC.			☐	☐	☐

2.	Election of Trustee Nominees:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Kathleen Blatz	02. Pamela G. Carlton	03. Patricia M. Flynn
	04. Stephen R. Lewis, Jr.	05. John F. Maher	06. Catherine James Paglia	☐	☐	☐
	07. Leroy C. Richie	08. Alison Taunton-Rigby	09. William F. Truscott

INSTRUCTIONS: To withhold authority to vote, mark the box “FOR ALL EXCEPT”
and write the nominee’s name or number on the line provided below.

				FOR	AGAINST	ABSTAIN
3.	To approve a “manager of managers” structure for your ETF, whereby the ETF and its investment adviser may enter into and materially amend subadvisory agreements in the future, with the approval
	of the Trust’s Board of Trustees, but without obtaining additional shareholder approval.			☐	☐	☐

4.	To approve a Rule 12b-1 Distribution and Service Plan.			☐	☐	☐

5.	To approve changes to the fundamental investment limitation on concentration.			☐	☐	☐

6.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.